EXHIBIT 10.1 [[8458356]] AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 21, 2026, among KEYSIGHT TECHNOLOGIES, INC., the LENDERS Party Hereto and CITIBANK, N.A., as Administrative Agent CITIBANK, N.A., BNP PARIBAS SECURITIES CORP. and BOFA SECURITIES, INC., as Joint Lead Arrangers and Joint Bookrunners BANK OF AMERICA, N.A., as Syndication Agent

i [[8458356]] TABLE OF CONTENTS Page ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms ...................................................................................................1 SECTION 1.02. Classification of Loans and Borrowings ..........................................................34 SECTION 1.03. Terms Generally...............................................................................................34 SECTION 1.04. Accounting Terms; GAAP ...............................................................................34 SECTION 1.05. Currency Translation .......................................................................................35 SECTION 1.06. Divisions ..........................................................................................................35 SECTION 1.07. Rates .................................................................................................................35 ARTICLE II THE CREDITS SECTION 2.01. Commitments ...................................................................................................36 SECTION 2.02. Loans and Borrowings .....................................................................................36 SECTION 2.03. Requests for Borrowings..................................................................................37 SECTION 2.04. [Reserved] ........................................................................................................38 SECTION 2.05. Letters of Credit ...............................................................................................38 SECTION 2.06. Funding of Borrowings ....................................................................................46 SECTION 2.07. Interest Elections ..............................................................................................47 SECTION 2.08. Termination, Reduction and Increase of Commitments ..................................48 SECTION 2.09. Extension of Maturity Date ..............................................................................50 SECTION 2.10. Repayment of Loans; Evidence of Debt ..........................................................51 SECTION 2.11. Prepayment of Loans .......................................................................................52 SECTION 2.12. Fees ..................................................................................................................53 SECTION 2.13. Interest..............................................................................................................54 SECTION 2.14. Market Disruption and Alternate Rate of Interest ............................................55 SECTION 2.15. Increased Costs ................................................................................................57 SECTION 2.16. Break Funding Payments .................................................................................59 SECTION 2.17. Taxes ................................................................................................................59 SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs .......................63 SECTION 2.19. Mitigation Obligations; Replacement of Lenders ............................................65 SECTION 2.20. Defaulting Lenders...........................................................................................66 SECTION 2.21. Illegality ...........................................................................................................69 ARTICLE III REPRESENTATIONS AND WARRANTIES SECTION 3.01. Organization; Powers .......................................................................................69

ii [[8458356]] SECTION 3.02. Authorization; Enforceability ..........................................................................70 SECTION 3.03. Governmental Approvals; No Conflicts ..........................................................70 SECTION 3.04. Financial Condition; No Material Adverse Change .........................................70 SECTION 3.05. Litigation and Environmental Matters .............................................................71 SECTION 3.06. Compliance with Laws and Agreements .........................................................71 SECTION 3.07. Investment Company Status ............................................................................71 SECTION 3.08. Properties .........................................................................................................71 SECTION 3.09. Federal Reserve Regulations............................................................................71 SECTION 3.10. Taxes ................................................................................................................72 SECTION 3.11. ERISA ..............................................................................................................72 SECTION 3.12. Disclosure ........................................................................................................72 SECTION 3.13. AML Laws; Anti-Corruption Laws and Sanctions ..........................................72 ARTICLE IV CONDITIONS SECTION 4.01. Restatement Effective Date..............................................................................73 SECTION 4.02. Each Credit Event ............................................................................................74 ARTICLE V AFFIRMATIVE COVENANTS SECTION 5.01. Financial Statements and Other Information ...................................................74 SECTION 5.02. Notices of Material Events...............................................................................76 SECTION 5.03. Existence ..........................................................................................................76 SECTION 5.04. Businesses and Properties ................................................................................76 SECTION 5.05. Payment of Taxes .............................................................................................76 SECTION 5.06. Insurance ..........................................................................................................77 SECTION 5.07. Books and Records; Inspection Rights ............................................................77 SECTION 5.08. Compliance with Laws ....................................................................................77 SECTION 5.09. Use of Proceeds................................................................................................77 ARTICLE VI NEGATIVE COVENANTS SECTION 6.01. Subsidiary Indebtedness...................................................................................78 SECTION 6.02. Liens .................................................................................................................79 SECTION 6.03. Fundamental Changes ......................................................................................81 SECTION 6.04. Financial Covenant ..........................................................................................82 SECTION 6.05. Use of Proceeds................................................................................................82

iii [[8458356]] ARTICLE VII EVENTS OF DEFAULT ARTICLE VIII THE ADMINISTRATIVE AGENT SECTION 8.01. Appointment and Authority .............................................................................85 SECTION 8.02. Rights as a Lender or Issuing Bank .................................................................85 SECTION 8.03. Exculpatory Provisions ....................................................................................85 SECTION 8.04. Reliance by Administrative Agent ...................................................................86 SECTION 8.05. Delegation of Duties ........................................................................................87 SECTION 8.06. Resignation or Removal of Administrative Agent...........................................87 SECTION 8.07. Non-Reliance on Administrative Agent and Other Lenders ............................88 SECTION 8.08. No Other Duties, Etc ........................................................................................89 SECTION 8.09. Certain ERISA Matters ....................................................................................89 SECTION 8.10. Erroneous Payments.........................................................................................90 ARTICLE IX MISCELLANEOUS SECTION 9.01. Notices .............................................................................................................93 SECTION 9.02. Waivers; Amendments .....................................................................................94 SECTION 9.03. Expenses; Indemnity; Damage Waiver ............................................................96 SECTION 9.04. Successors and Assigns....................................................................................97 SECTION 9.05. Survival ..........................................................................................................101 SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution ....................102 SECTION 9.07. Severability ....................................................................................................102 SECTION 9.08. Right of Setoff................................................................................................102 SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process ........................103 SECTION 9.10. WAIVER OF JURY TRIAL ..........................................................................103 SECTION 9.11. Headings ........................................................................................................104 SECTION 9.12. Confidentiality; Non-Public Information .......................................................104 SECTION 9.13. Interest Rate Limitation .................................................................................105 SECTION 9.14. Conversion of Currencies ..............................................................................106 SECTION 9.15. USA Patriot Act .............................................................................................106 SECTION 9.16. No Fiduciary Relationship .............................................................................106 SECTION 9.17. Acknowledgment and Consent to Bail-In of Affected Financial Institutions......................................................................................................107 SECTION 9.18. Amendment and Restatement ........................................................................107

iv [[8458356]] Schedules: Schedule 2.01 — Commitments Schedule 2.05 — LC Commitments Schedule 6.01 — Existing Subsidiary Indebtedness Schedule 6.02 — Existing Liens Exhibits: Exhibit A — Form of Accession Agreement Exhibit B — Form of Assignment and Assumption Exhibit C — Form of Borrowing Request Exhibit D — Form of Interest Election Request Exhibit E — Form of Maturity Date Extension Request Exhibit F-1 — Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit F-2 — Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit F-3 — Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit F-4 — Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

1 [[8458356]] AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 21, 2026 (this “Agreement”), among KEYSIGHT TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto and CITIBANK, N.A., as Administrative Agent. WHEREAS, the Borrower, the lenders party thereto and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of July 30, 2021 (as amended by that certain First Amendment dated as of February 17, 2023 and that certain Second Amendment dated as of May 16, 2024, the “Existing Credit Agreement”); and WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Administrative Agent have, subject to the terms and conditions set forth herein, agreed to amend and restate the Existing Credit Agreement as provided in this Agreement. NOW, THEREFORE, in consideration of the above premises, the parties hereto hereby agree as follows: ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate. “Accession Agreement” means an Accession Agreement, substantially in the form of Exhibit A, among an Increasing Lender, the Borrower and the Administrative Agent. “Acquisition” means any transaction, or series of related transactions, in which the Borrower or any Subsidiary acquires (a) equity interests in any Person if, after giving effect thereto, such Person will become a Subsidiary or (b) any business or assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person (whether through purchase of assets, merger or otherwise). “Acquisition Indebtedness” means any Indebtedness of the Borrower or any Subsidiary that has been incurred for the purpose of financing, in whole or in part, any Acquisition and any related transactions (including for the purpose of refinancing or replacing all or a portion of any related bridge facilities or any pre-existing Indebtedness of the Persons or assets to be acquired); provided that either (a) the release of the proceeds thereof to the Borrower and the Subsidiaries is contingent upon the substantially simultaneous consummation of such Acquisition (and, if the definitive agreement (or in the case of a tender offer or similar transaction, the definitive offer document) for such Acquisition is terminated prior to the consummation of such Acquisition, or if such Acquisition is otherwise not consummated by the date specified in the definitive documentation evidencing, governing the rights of the holders of

2 [[8458356]] or otherwise relating to such Indebtedness (subject to any extensions of such date agreed by the parties thereto), then, in each case, such proceeds are, and pursuant to the terms of such definitive documentation are required to be, promptly applied to satisfy and discharge all obligations of the Borrower and the Subsidiaries in respect of such Indebtedness) or (b) such Indebtedness contains a “special mandatory redemption” provision (or a similar provision) if such Acquisition is not consummated by the date specified in the definitive documentation evidencing, governing the rights of the holders of or otherwise relating to such Indebtedness (subject to any extension of such date agreed by the parties thereto) (and, if the definitive agreement (or in the case of a tender offer or similar transaction, the definitive offer document) for such Acquisition is terminated prior to the consummation of such Acquisition or such Acquisition is otherwise not consummated by the date so specified (subject to any extension of such date agreed by the parties thereto), such Indebtedness is, and pursuant to such “special mandatory redemption” (or similar) provision is required to be, redeemed or otherwise satisfied and discharged within 90 days of such termination or such specified date, as the case may be). “Adjusted Consolidated Total Indebtedness” means, at any time, (a) the sum, without duplication, of (i) the principal amount of all obligations, whether current or long-term, for borrowed money (including the Loans), (ii) the principal amount of all obligations evidenced by bonds, debentures, notes or similar instruments (other than to the extent issued in respect of any contingent deferred payment of consideration in Acquisitions), (iii) the principal amount of Securitization Transactions and (iv) all Capital Lease Obligations, in each case, outstanding at such time, of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, plus (b) the aggregate amount outstanding at such time of the Guarantees of the Borrower and the Subsidiaries of Indebtedness of the type described in clause (a) above of Persons other than the Borrower or its Subsidiaries; provided that, for purposes of determining Adjusted Consolidated Total Indebtedness (x) at any time after the definitive agreement for any Acquisition shall have been executed, any Acquisition Indebtedness with respect to such Acquisition shall, unless such Acquisition has been consummated, be disregarded and (y) any Indebtedness with respect to which notice of redemption, discharge or prepayment has been given and with respect to which cash in an amount sufficient to redeem, discharge or prepay such Indebtedness has been deposited with the holders thereof or the trustee, agent or other representative thereof, shall be disregarded. “Adjusted Term CORRA” means, with respect to any Term CORRA Borrowing for any Interest Period, an interest rate per annum equal to (a) the Term CORRA for such Interest Period plus (b) (i) 0.29547%, in the case of an Interest Period of one month or (ii) 0.32138%, in the case of an Interest Period of three months; provided that if the Adjusted Term CORRA as so determined shall be less than zero, then the Adjusted Term CORRA shall be deemed to be zero. “Administrative Agent” means Citibank, N.A., in its capacity as administrative agent for the Lenders hereunder and under the other Loan Documents, and its successors in such capacity as provided in Article VIII. Unless the context requires otherwise, the term “Administrative Agent” shall include any Affiliate or branch of Citibank, N.A. through which Citibank, N.A. shall elect to perform any of its obligations in such capacity under the Loan Documents.

3 [[8458356]] “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agreement” has the meaning assigned to such term in the preamble hereto. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus 1/2 of 1.00% and (c) the Term SOFR for a one-month tenor in effect on such day plus 1.00%. For purposes of clause (c) above, if the Term SOFR shall be less than zero, such rate shall be deemed to be zero. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Term SOFR, respectively. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the NYFRB Rate for any reason, including the inability or failure of the Administrative Agent to obtain a quotation in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) above until the circumstances giving rise to such inability no longer exist. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14, then, to the extent provided for in Section 2.14, the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. Notwithstanding the foregoing, if Alternate Base Rate, determined as set forth above, shall be less than 1.00%, the Alternate Base Rate shall be deemed to be 1.00%. “Alternative Currency” means Canadian Dollars, Euro, Sterling, Yen and any other currency, other than US Dollars, (a) that is freely available, freely transferable and freely convertible into US Dollars, (b) in which dealings in deposits are carried on in the London interbank market and (c) that has been designated by the Administrative Agent as an Alternative Currency at the request of the Borrower (and subject to consent of the Administrative Agent) and with the consent of each Lender and, in the case of Letters of Credit, the applicable Issuing Bank. “AML Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Lender, the Borrower or any of the Subsidiaries from time to time concerning or relating to anti-money laundering. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of the Subsidiaries from time to time concerning or relating to bribery or corruption, including the United Kingdom Bribery Act 2010 and the U.S. Foreign Corrupt Practices Act of 1977. “Applicable Currencies” means US Dollars and each Alternative Currency.

4 [[8458356]] “Applicable Percentage” means, at any time with respect to any Lender, the percentage of the total Commitments represented by such Lender’s Commitment at such time; provided that, for purposes of Section 2.20 when a Defaulting Lender shall exist, “Applicable Percentage” shall mean, at any such time with respect to any Lender, the percentage of the total Commitments (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitment at such time. If all the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments and to the status of any Lender as a Defaulting Lender. “Applicable Rate” means, for any day, with respect to any Term Benchmark Loan, any RFR Loan, any ABR Loan or the facility fees payable hereunder, the applicable rate per annum set forth below under the caption “Term Benchmark Loan / RFR Loan Margin”, “ABR Loan Margin” or “Facility Fee”, as the case may be, based upon the Ratings by S&P, Moody’s and Fitch applicable on such day: Ratings (S&P/Moody’s/Fitch) Facility Fee (% per annum) Term Benchmark Loan / RFR Loan Margin (% per annum) ABR Loan Margin (% per annum) Category 1 A/A2/A or above 0.070% 0.680% 0.000% Category 2 A-/A3/A- 0.080% 0.795% 0.000% Category 3 BBB+/Baa1/BBB+ 0.090% 0.910% 0.000% Category 4 BBB/Baa2/BBB 0.110% 1.015% 0.015% Category 5 BBB-/Baa3/BBB- or below 0.175% 1.075% 0.075% For purposes of the foregoing, (a) if any Rating Agency shall not have in effect a Rating (other than by reason of the circumstances referred to in the last sentence of this paragraph), then (i) if only one Rating Agency shall not have in effect a Rating, the applicable Category shall be determined by reference to the remaining two effective Ratings, (ii) if two Rating Agencies shall not have in effect a Rating, one of such Rating Agencies shall be deemed to have in effect a Rating in Category 5 and the applicable Category shall be determined by reference to such deemed Rating and the remaining effective Rating and (iii) if no Rating Agency shall have in effect a Rating, then Category 5 shall apply, (b) if the Ratings in effect or deemed to be in effect shall fall within different Categories, then (i) if three Ratings are in effect, then either (x) if two of the three Ratings are in the same Category, such Category shall apply or (y) if all three of the Ratings are in different Categories, then the Category corresponding to the middle Rating shall apply and (ii) if only two Ratings are in effect or deemed to be in effect, the applicable Category shall be the Category in which the higher of the Ratings shall fall unless the Ratings differ by two or more Categories, in which case the applicable Category shall be the Category one level below that corresponding to the higher Rating and (c) if the Ratings established or deemed to have been established shall be changed (other than as a result of a change in the rating system of the applicable Rating Agency), such change shall be effective as of the date on which it is first publicly announced by the applicable Rating Agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any Rating Agency shall change, or if any Rating Agency shall

5 [[8458356]] cease to be in the business of rating corporate debt obligations and corporate credit, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of Ratings from such Rating Agency and, pending the effectiveness of any such amendment, the Rating of such Rating Agency used to determine the Applicable Rate shall be deemed to be that most recently in effect from such Rating Agency prior to such change or cessation. “Applicable Time” means, with respect to any Borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Fund” means any Person (other than a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means Citibank, N.A., BNP Paribas Securities Corp. and BofA Securities, Inc., in their capacities as joint lead arrangers and joint bookrunners for the credit facility established hereunder. “Assignment and Assumption” means an Assignment and Assumption entered into by a Lender and an Eligible Assignee (with the consent of any Person whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit B or any other form approved by the Administrative Agent. “Availability Period” means the period from and including the Restatement Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.14(b)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council

6 [[8458356]] of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act of 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Event” means, with respect to any Person, that such Person has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority; provided, however, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America (or any other applicable jurisdiction) or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person. “Benchmark” means, initially, (i) with respect to amounts denominated in US Dollars, the Term SOFR Reference Rate, (ii) with respect to amounts denominated in Sterling, the applicable Daily Simple RFR, (iii) with respect to amounts denominated in Canadian Dollars, the Term CORRA Reference Rate, (iv) with respect to amounts denominated in Yen, the applicable Daily Simple RFR and (v) with respect to any amounts denominated in Euro, the EURIBOR Screen Rate; provided that if a replacement of an initial or subsequent Benchmark has occurred pursuant to Section 2.14(b), then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof. “Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the Applicable Currency in the U.S. syndicated loan market at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark for any Applicable Currency with an Unadjusted Benchmark

7 [[8458356]] Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in such Applicable Currency in the U.S. syndicated loan market at such time. “Benchmark Replacement Conforming Changes” means, with respect to either the use or administration of Term SOFR, Term CORRA or any Daily Simple RFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Business Day”, the definition of “U.S. Government Securities Business Day”, the definition of “RFR Business Day”, the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, the formula for calculating any successor rates identified pursuant to the definition of “Benchmark Replacement”, the formula, methodology or convention for applying the successor Floor to the successor Benchmark Replacement and other technical, administrative or operational matters) that the Administrative Agent decides, in consultation with the Borrower, may be appropriate to reflect the adoption and implementation of such Benchmark Replacement, Term SOFR, Term CORRA or the Daily Simple RFR and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement, Term SOFR, Term CORRA or the Daily Simple RFR exists, in such other manner of administration as the Administrative Agent decides, in consultation with the Borrower, is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such

8 [[8458356]] Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non- representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any then-current Benchmark, the occurrence of one or more of the following events with respect to such Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors, the NYFRB, the central bank for the currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component thereof), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component thereof) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component thereof) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

9 [[8458356]] For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, with respect to any Benchmark, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to any then-current Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under the other Loan Documents in accordance with Section 2.14(b) and (b) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under the other Loan Documents in accordance with Section 2.14(b). “Benefit Plan” means (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America. “Borrower” has the meaning assigned to such term in the preamble hereto. “Borrowing” means Loans of the same Type and denominated in the same currency, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect. “Borrowing Minimum” means (a) in the case of a Borrowing denominated in US Dollars, US$5,000,000 and (b) in the case of a Borrowing denominated in any Alternative Currency, the smallest amount of such Alternative Currency that is a multiple of 1,000,000 units of such currency and that has a US Dollar Equivalent of US$5,000,000 or more. “Borrowing Multiple” means (a) in the case of a Borrowing denominated in US Dollars, US$1,000,000 and (b) in the case of a Borrowing denominated in any Alternative Currency, the smallest amount of such Alternative Currency that is a multiple of 1,000,000 units of such currency and that has a US Dollar Equivalent of US$1,000,000 or more. “Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03, which shall be, in the case of any such request in writing,

10 [[8458356]] substantially in the form of Exhibit C or such other form as may be acceptable to the Administrative Agent. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that (a) when used in relation to a Term CORRA Loan, the term “Business Day” shall also exclude any day on which banks in Toronto are not open for general business, (b) when used in relation to a EURIBOR Loan, the term “Business Day” shall also exclude any day that is not a TARGET Day and (c) when used in relation to RFR Loans or any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in the applicable currency of such RFR Loan, the term “Business Day” shall also exclude any day that is not an RFR Business Day. “Canadian Dollars” means the lawful currency of Canada. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property (or a combination thereof), which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, subject to Section 1.04, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP, subject to Section 1.04. For purposes of Section 6.02, a Capital Lease Obligation shall be deemed to be secured by a Lien on the property being leased and such property shall be deemed to be owned by the lessee. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof), of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were not (i) members of the board of directors of the Borrower on the date of this Agreement, (ii) nominated or appointed by the board of directors of the Borrower or (iii) approved by the board of directors of the Borrower as director candidates. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any rule, regulation, treaty or other law, (b) any change in any rule, regulation, treaty or other law or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated or issued.

11 [[8458356]] “Code” means the Internal Revenue Code of 1986, as amended. “Collateralized Letter of Credit” means a Letter of Credit that has been irrevocably cash collateralized by the Borrower pursuant to arrangements reasonably satisfactory to the Issuing Bank that issued such Letter of Credit. “Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to Section 2.08 or pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or Accession Agreement pursuant to which such Lender shall have assumed or acquired its Commitment, as applicable. The aggregate amount of the Lenders’ Commitments as of the Restatement Effective Date is US$750,000,000. “Consenting Lender” has the meaning assigned to such term in Section 2.09. “Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation for such period and amortization of intangible assets for such period, (iv) non-cash charges for such period (including non-cash charges for impairment of goodwill and non-cash charges associated with employee compensation for such period, but excluding, for the avoidance of doubt, any additions to bad debt reserves or bad debt expense) and (v) extraordinary or non-recurring cash charges or expenses (including, without limitation, cash charges or expenses in connection with Acquisitions, Dispositions or restructurings) in an aggregate amount for any period of four consecutive fiscal quarters not to exceed US$100,000,000, minus (b) without duplication and to the extent included in determining such Consolidated Net Income, the sum of (i) all extraordinary gains for such period, (ii) equity in net income of unconsolidated Affiliates and other minority interest net income for such period (except to the extent actually distributed or paid in cash to the Borrower or a Subsidiary), (iii) interest income for such period, (iv) all cash payments in such period in respect of items that were reflected in any prior period as non-cash charges of the sort referred to in clause (a)(iv) above and (v) noncash items of income for such period that represent the reversal of any accrual for anticipated cash charges made in a prior period, but only to the extent such accrual did not reduce Consolidated EBITDA for such prior period, all determined on a consolidated basis in accordance with GAAP. In the event that the Borrower or any Subsidiary shall have completed during the relevant period an Acquisition or a Disposition, in each case, for which the Borrower is required to file pro forma financial statements with the SEC, Consolidated EBITDA shall be determined (and if the Borrower is not so required to file such financial statements, Consolidated EBITDA may, at the election of the Borrower exercised in good faith be determined) for such period on a Pro Forma Basis as if such Acquisition or Disposition, and any related incurrence or repayment of Indebtedness, had occurred at the beginning of such period.

12 [[8458356]] “Consolidated Net Assets” means, as of any date, (a) total assets of the Borrower and the Subsidiaries determined on a consolidated basis in accordance with GAAP minus (b) the current liabilities of the Borrower and the Subsidiaries, except for the short-term portion of any long-term Indebtedness, in each case determined on a consolidated basis in accordance with GAAP, all as reflected on the consolidated balance sheet of the Borrower most recently delivered pursuant to Section 5.01(a) or 5.01(b) (or, prior to the first delivery of such balance sheet, the most recent consolidated balance sheet of the Borrower referred to in Section 3.04(a)). “Consolidated Net Income” means, for any period, the net income or loss of the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP (but excluding therefrom any portion thereof attributable to any noncontrolling interest in any Subsidiary); provided that, to the extent included therein, there shall be excluded the net income or loss attributable to any discontinued operations of the Borrower and the Subsidiaries. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator). “Credit Exposure” means, with respect to any Lender at any time, the sum at such time, without duplication, of (a) the sum of the US Dollar Equivalents of the principal amounts of such Lender’s outstanding Loans and (b) the amount of such Lender’s LC Exposure. “Credit Party” means the Administrative Agent, each Issuing Bank and each Lender. “Daily Simple RFR” means, for any day (an “RFR Rate Day”), a rate per annum equal to, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to: (a) Sterling, the greater of (i) SONIA for the day (such day, a “Sterling RFR Determination Day”) that is five RFR Business Days prior to (A) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (B) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website; provided that if by 5:00 p.m., London time, on the second RFR Business Day immediately following any Sterling RFR Determination Day, SONIA in respect of such Sterling RFR Determination Day has not been published on the SONIA Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple RFR for Sterling has not occurred, then SONIA for such Sterling RFR Determination Day will be SONIA as published in respect of the first preceding RFR Business Day for which such SONIA was published on the SONIA Administrator’s Website; provided further that SONIA as determined pursuant to this

13 [[8458356]] proviso shall be utilized for purposes of calculation of Daily Simple RFR for no more than three consecutive RFR Rate Days; and (ii) zero; and (b) Yen, the greater of (i) TONAR for the day (such day, a “Yen RFR Determination Day”) that is five RFR Business Days prior to (A) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (B) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such TONAR is published by the TONAR Administrator on the TONAR Administrator’s Website; provided that if by 5:00 p.m., Tokyo time, on the second RFR Business Day immediately following any Yen RFR Determination Day, TONAR in respect of such Yen RFR Determination Day has not been published on the TONAR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple RFR for Yen has not occurred, then TONAR for such Yen RFR Determination Day will be TONAR as published in respect of the first preceding RFR Business Day for which such TONAR was published on the TONAR Administrator’s Website; provided further that TONAR as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple RFR for no more than three consecutive RFR Rate Days; and (ii) zero. Any change in Daily Simple RFR due to a change in the applicable RFR shall be effective from and including the effective date of such change in the RFR without notice to the Borrower. “Declining Lender” has the meaning assigned to such term in Section 2.09. “Default” means any event or condition that constitutes, or upon notice or lapse of time or both would become, an Event of Default. “Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, (i) to fund any portion of its Loans, (ii) to fund any portion of its participations in Letters of Credit or (iii) to pay to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Default) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement, to the effect that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good-faith determination that a condition precedent (specifically identified in such writing, including, if applicable, by reference to a specific Default) to funding a Loan cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after written request by the Administrative Agent or any Issuing Bank made in good faith to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has become the subject of a Bankruptcy Event or (e) has become, or has a direct or indirect parent company that has become, the subject of a Bail-In Action.

14 [[8458356]] “Disposition” means any transaction, or series of related transactions, in which the Borrower or any Subsidiary sell, transfer or otherwise dispose of (whether through a merger or otherwise) (a) equity interests in any Subsidiary if, after giving effect thereto, such Subsidiary will cease to be a Subsidiary or (b) all or substantially all the assets of a business unit, division, product line or line of business of the Borrower and the Subsidiaries. “Domestic Subsidiary” means any subsidiary of the Borrower incorporated or organized under the laws of the United States, any State thereof or the District of Columbia. “EEA Financial Institution” means (a) any credit or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) above or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) above and is subject to consolidated supervision with its parent. “EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, (i) a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), (ii) a Defaulting Lender or a Lender Parent thereof or (iii) the Borrower, any Subsidiary or any other Affiliate of the Borrower. “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any toxic or hazardous substance, material or waste or to health and safety matters. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the

15 [[8458356]] Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure by any Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent within the meaning of Title IV of ERISA, is in endangered or critical status, within the meaning of Section 305 of ERISA; or (h) a determination that any Plan is or is expected to be, in “at-risk” status (as defined in Section 303(i)(4)(A) of ERISA or Section 430(i)(4)(A) of the Code). “Erroneous Payment” has the meaning assigned to such term in Section 8.10(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned to such term in Section 8.10(d). “Erroneous Payment Impacted Class” has the meaning assigned to such term in Section 8.10(d). “Erroneous Payment Return Deficiency” has the meaning assigned to such term in Section 8.10(d). “Erroneous Payment Subrogation Rights” has the meaning assigned to such term in Section 8.10(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “EURIBO Rate” means, with respect to any EURIBOR Borrowing for any Interest Period, the EURIBOR Screen Rate at approximately 11:00 a.m., Brussels time, two TARGET Days before the first day of such Interest Period.

16 [[8458356]] “EURIBOR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the EURIBO Rate. “EURIBOR Screen Rate” means, for any Interest Period, a rate per annum equal to the Euro interbank offered rate administered by the European Money Market Institute (or any other Person that takes over the administration of such rate) for a tenor comparable to such Interest Period, as set forth on the Bloomberg screen page that displays such rate (currently EURIBOR01) (or if such service ceases to be available, another service displaying the appropriate rate designated by the Administrative Agent); provided that if the EURIBOR Screen Rate, determined as provided above, would be less than zero, the EURIBOR Screen Rate shall be deemed to be zero for all purposes of this Agreement. “Euro” or “€” means the single currency unit of the member States of the European Community that adopt or have adopted the Euro as their lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union. “Events of Default” has the meaning assigned to such term in Article VII. “Exchange Act” means the Securities Exchange Act of 1934. “Exchange Rate” means, on any day, for purposes of determining the US Dollar Equivalent of any Alternative Currency, the rate at which such Alternative Currency may be exchanged into US Dollars (or, for purposes of determining the US Dollar Equivalent for purposes of Sections 2.05(d), 2.05(e) and 2.05(m), at which US Dollars may be exchanged into such Alternative Currency, as applicable) at the time of determination on such day as set forth on the Bloomberg World Currency Value Page (or any successor or substitute page); provided that in the event that such rate does not appear on such Bloomberg page, the Administrative Agent may use any reasonable method it reasonably deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error. Notwithstanding the foregoing provisions of this definition or the definition of “US Dollar Equivalent”, each Issuing Bank may, solely for purposes of computing the reimbursement due to it pursuant to Section 2.05(e) or the fronting fees owed to it under Section 2.10(b), compute the US Dollar amounts of the LC Exposures attributable to Letters of Credit denominated in an Alternative Currency issued by it by reference to exchange rates determined using any reasonable method customarily employed by it for such purpose. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in such Loan or Commitment (other than pursuant to an assignment request by the

17 [[8458356]] Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in such Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA; provided that, for the avoidance of doubt, for purposes of clause (b)(i), in the case of an interest in a Loan acquired pursuant to the funding of a Commitment, such Lender shall be treated as acquiring such interest on the date such Lender acquired an interest in the Commitment pursuant to which such Loan was funded. “Existing Credit Agreement” has the meaning assigned to such term in the recitals hereto. “Existing Letters of Credit” means any letter of credit that has been issued by any Issuing Bank (or any Person that substantially concurrently with the effectiveness of such designation shall become an Issuing Bank as provided herein) for the account of the Borrower or, subject to the requirements set forth in Section 2.05, any Subsidiary and, subject to compliance with the requirements set forth in Section 2.05 as to the currency of, denomination and expiration of Letters of Credit, has been designated as an “Existing Letter of Credit” by written notice thereof by the Borrower and such Issuing Bank (or such Person) to the Administrative Agent, which notice shall contain a representation and warranty by the Borrower as of the date thereof that the conditions precedent set forth in Section 4.02 shall be satisfied immediately after giving effect to such designation. “Existing Maturity Date” has the meaning assigned to such term in Section 2.09. “Extension Closing Date” has the meaning assigned to such term in Section 2.09. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions (as determined in such manner as shall be set forth on the NYFRB’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate. Notwithstanding the foregoing, if the Federal Funds Effective Rate, as determined as provided above, would otherwise be less than zero, then the Federal Funds Effective Rate shall be deemed to be zero for all purposes of this Agreement.

18 [[8458356]] “Financial Officer” means, with respect to the Borrower, the chief executive officer, the chief financial officer, the principal accounting officer, the treasurer, any assistant treasurer or the controller of the Borrower. “Fitch” means Fitch Ratings Inc., or any successor to its ratings agency business. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the initial Benchmark for US Dollars or each Alternative Currency provided for hereunder. “Foreign Lender” means any Lender that is not a U.S. Person. “Foreign Subsidiary” means any Subsidiary of the Borrower that is not a Domestic Subsidiary. “GAAP” means, subject to Section 1.04, generally accepted accounting principles in the United States of America. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other similar governmental entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Restatement Effective Date or entered into in connection with any Acquisition or Disposition permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount, as of any date of determination, of any Guarantee shall be the principal amount outstanding on such date of the Indebtedness guaranteed thereby (or, in the case of (i) any Guarantee the terms of which limit the monetary exposure of the guarantor or (ii) any Guarantee of an obligation that does not have a principal amount, the maximum monetary exposure as of such date of the

19 [[8458356]] guarantor under such Guarantee (as determined, in the case of clause (i), pursuant to such terms or, in the case of clause (ii), in good faith by a Financial Officer of the Borrower)). “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Hedge Termination Value” means, in respect of any one or more Hedging Agreements, after taking into account the effect of any legally enforceable netting agreements relating to such Hedging Agreements, (a) for any date on or after the date such Hedging Agreements have been closed out and termination values determined in accordance therewith (but not yet paid), such termination values, and (b) for any date prior to the date referenced in clause (a), the mark-to-market values for such Hedging Agreements, determined based on one or more mid-market or other readily available quotations provided by any recognized dealer in Hedging Agreements of such type (which may include a Lender or any Affiliate of a Lender). “Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement. “Illegality Notice” has the meaning assigned to such term in Section 2.21. “Increasing Lender” has the meaning assigned to such term in Section 2.08(d). “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding trade accounts payable incurred in the ordinary course of business), (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) accounts payable incurred in the ordinary course of business, (ii) earn-outs, hold-backs and similar deferred payment of consideration in Acquisitions (but only to the extent that no payment is then owed thereunder) and (iii) deferred compensation payable to directors, officers and employees of the Borrower or any Subsidiary), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed by such Person, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all Securitization Transactions of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (k) all Repurchase Obligations. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such other Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

20 [[8458356]] “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning assigned to such term in Section 9.03(b). “Information Memorandum” means the Confidential Information Memorandum dated March 2026 relating to the Borrower and the Transactions. “Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07, which shall be in the case of any such request in writing, substantially in the form of Exhibit D or such other form as may be acceptable to the Administrative Agent. “Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and the Maturity Date, (b) with respect to any RFR Loan, (i) each date that is on the numerically corresponding day in each calendar month that is one month after the date of the Borrowing of which such Loan is a part; provided that, with respect to any such RFR Loan, (x) if any such date would be a day other than a Business Day, such date shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such date shall be the next preceding Business Day and (y) the Interest Payment Date with respect to any Borrowing that occurs on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in any applicable calendar month) shall be the last Business Day of any such succeeding applicable calendar month and (ii) the Maturity Date; and (c) with respect to any Term Benchmark Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period. “Interest Period” means, with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or (other than in the case of Term CORRA Borrowings) six months (or, if agreed to by each Lender, another period) thereafter, as the Borrower may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) no tenor that has been removed from this definition pursuant to Section 2.14(b)(iv) shall be available for specification in any Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

21 [[8458356]] “Issuing Bank” means Citibank N.A., BNP Paribas, Bank of America, N.A. and each other Lender that shall have become an Issuing Bank hereunder as provided in Section 2.05(j) (other than any Person that shall have ceased to be an Issuing Bank as provided in Section 2.05(k)), each in its capacity as an issuer of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates or branches of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate or branch with respect to Letters of Credit issued by such Affiliate or branch (it being agreed that such Issuing Bank shall, or shall cause such Affiliate or branch to, comply with the requirements of Section 2.05 with respect to such Letters of Credit). “LC Commitment” means, with respect to any Issuing Bank, the maximum permitted amount of the LC Exposure that may be attributable to Letters of Credit issued by such Issuing Bank. The initial amount of each Issuing Bank’s LC Commitment is set forth on Schedule 2.05 or, in the case of any Issuing Bank that becomes an “Issuing Bank” hereunder pursuant to Section 2.05(j), the applicable written agreement referred to in such Section, or in each case, is such other maximum permitted amount with respect to any Issuing Bank as may have been agreed in writing (and notified in writing to the Administrative Agent) by such Issuing Bank and the Borrower. “LC Disbursement” means a payment made by any Issuing Bank in respect of a Letter of Credit. “LC Expiration Date” has the meaning assigned to such term in Section 2.05(c). “LC Exposure” means, at any time, (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time (expressed in US Dollars in the amount of the US Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time (expressed in US Dollars in the amount of the US Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency). The LC Exposure of any Lender at any time shall be its Applicable Percentage of the aggregate LC Exposure at such time, adjusted to give effect to any reallocation under Section 2.20 of the LC Exposures of Defaulting Lenders in effect at such time. “Lender Parent” means, with respect to any Lender, any Person in respect of which such Lender is a subsidiary. “Lender-Related Person” means the Administrative Agent (and any sub-agent thereof), each Arranger, any other titled person indicated as such on the cover page of this Agreement, each Lender and each Issuing Bank, and each Related Party of any of the foregoing Persons. “Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or an Accession Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

22 [[8458356]] “Letter of Credit” means (a) any letter of credit issued and outstanding under this Agreement and (b) any Existing Letter of Credit, other than any such letter of credit that shall have ceased to be a “Letter of Credit” outstanding hereunder pursuant to Section 9.05. “Lien” means (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing), (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities and (d) any assignment or sale of any income or revenues (including accounts receivable) or rights in respect thereof. “Loan Documents” means this Agreement, each Accession Agreement, each agreement referred to in Section 2.05(j) and each promissory note delivered pursuant to this Agreement. “Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement. “Material Adverse Effect” means (a) a materially adverse effect on the business, assets, operations or financial condition of the Borrower and the Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Borrower to perform its obligations hereunder or (c) a material impairment of the rights or remedies available to the Lenders or the Administrative Agent hereunder. “Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding US$150,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of (a) any Hedging Agreements at any time shall be the Hedge Termination Value thereof at such time and (b) any Securitization Transaction shall be determined as set forth in the definition of such term. “Material Subsidiary” means any Subsidiary (a) the consolidated assets of which equal 5.00% or more of the consolidated assets of the Borrower and the Subsidiaries as of the last day of the most recent fiscal quarter of the Borrower or (b) the consolidated revenues of which equal 5.00% or more of the consolidated revenues of the Borrower and the Subsidiaries for the most recent period of four consecutive fiscal quarters; provided that if at the end of the most recent fiscal quarter or for the most recent period of four consecutive fiscal quarters the combined consolidated assets or combined consolidated revenues of all Subsidiaries that under clauses (b) and (c) above would not constitute Material Subsidiaries shall have exceeded 50% of the consolidated assets or 50% of the consolidated revenues of the Borrower and the Subsidiaries, then one or more of such excluded Subsidiaries shall for all purposes of this Agreement be deemed to be Material Subsidiaries in descending order based on the amounts of their consolidated assets or consolidated revenues, as the case may be, until such excess shall have been eliminated.

23 [[8458356]] “Maturity Date” means the fifth anniversary of the Restatement Effective Date, as such date may be extended pursuant to Section 2.09; provided that if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day. “Maturity Date Extension Request” means a request by the Borrower, substantially in the form of Exhibit E hereto or such other form as shall be approved by the Administrative Agent, for the extension of the Maturity Date pursuant to Section 2.09. “MNPI” means material information concerning the Borrower and the Subsidiaries and their respective securities that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the United States Securities Act of 1933 and the Exchange Act. For purposes of this definition, “material information” means information that could reasonably be expected to be material for purposes of the United States federal and state or other applicable securities laws. “Moody’s” means Moody’s Investors Service, Inc., or any successor to its ratings agency business. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA which the Borrower or any ERISA Affiliate (other than any Person considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) has maintained, sponsored, contributed to or accrued an obligation to contribute to, or has within any of the preceding six plan years maintained, sponsored, contributed to or accrued an obligation to contribute. “Non-Consenting Lender” means any Lender that withholds its consent to any proposed amendment, modification or waiver that cannot become effective without the consent of such Lender under Section 9.02, and that has been consented to by the Required Lenders. “Non-Defaulting Lender” means, at any time, any Lender that is not a Defaulting Lender at such time. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it. Notwithstanding the foregoing, if the NYFRB Rate, determined as set forth above, shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement. “NYFRB’s Website” means the website of the NYFRB, currently at http://www.newyorkfed.org, or any successor source.

24 [[8458356]] “Obligations” means the due and punctual payment of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) each payment required to be made by the Borrower under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of LC Disbursements, interest thereon and obligations to provide cash collateral, and (c) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower under this Agreement. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan Document). “Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made hereunder or from the execution, delivery, performance or enforcement of, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. Notwithstanding the foregoing, if the Overnight Bank Funding Rate, determined as set forth above, shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement. “Participant” has the meaning assigned to such term in Section 9.04(c). “Participant Register” has the meaning assigned to such term in Section 9.04(c). “Payment Recipient” has the meaning assigned to such term in Section 8.10(a). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA. “Permitted Liens” means: (a) Liens imposed by law for Taxes that are not yet due and payable or are being contested in compliance with Section 5.05;

25 [[8458356]] (b) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and suppliers, and similar Liens imposed by Law, in each case incurred in the ordinary course of business for sums not yet delinquent by more than 30 days or being contested in good faith; (c) Liens incurred and pledges and deposits made in the ordinary course of business in connection with workers’ compensation, disability or unemployment insurance, old-age pensions, retiree health benefits and other similar plans or programs and other social security laws or regulations; (d) deposits to secure the performance of (or to secure letters of credit or letters of guarantee that secure the performance of) bids, trade contracts, leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) leases, licenses, subleases or sublicenses granted to others (other than as security for Indebtedness) not interfering in any material respect with the ordinary conduct of the business of the Borrower and the Subsidiaries, taken as a whole; (f) (i) easements, covenants, conditions, restrictions, zoning restrictions, building codes, land use laws, leases, subleases, licenses, rights of way, minor irregularities in, or lack of, title and similar encumbrances affecting real property, (ii) with respect to any lessee’s or licensee’s interest in real or personal property, mortgages, liens, rights and obligations and other encumbrances arising by, through or under any owner, lessor or licensor thereof and (iii) leases, licenses, rights and obligations in connection with patents, copyrights, trademarks, tradenames and other intellectual property, in each case that do not secure the payment of Indebtedness to the extent, in the case of each of clauses (i), (ii) and (iii), that the Liens referred to therein do not, in the aggregate, materially detract from the value of the affected property as used by the Borrower or any Subsidiary in the ordinary course of business or interfere in any material respect with the ordinary conduct of the business of the Borrower and the Subsidiaries, taken as a whole; (g) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII, and deposits securing appeal or other surety bonds related to such judgments; (h) Liens in favor of any Governmental Authority (i) to secure partial progress, advance or other payments pursuant to any contract or statute or (ii) to secure any Indebtedness incurred for the purpose of financing all or part of the purchase price or cost of constructing or improving the property subject to such Liens; (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (j) customary landlords’ Liens under leases to which such Person is a party;

26 [[8458356]] (k) Liens arising under short-term repurchase agreements or reverse repurchase agreements with respect to U.S. Treasury securities or other cash equivalent investments, short-term securities lending and securities borrowing agreements and similar transactions employed in connection with the management of cash and cash equivalents and short-term investments; (l) normal and customary rights of setoff, banker’s Liens and similar rights in respect of deposits of cash, or in respect of investment securities accounts, in favor of banks or other depository institutions; and (m) sales, assignments, transfers or dispositions of accounts receivable in the ordinary course of business for purposes of collection (but not as part of any Securitization Transaction or factoring arrangement). “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “Platform” has the meaning assigned to such term in Section 9.12(c). “Prime Rate” means the rate of interest per annum publicly announced from time to time by Citibank, N.A. (or any replacement Administrative Agent) as its base rate in effect at its principal office in New York City (or the principal office of any such replacement Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. “Private Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that are not Public Side Lender Representatives. “Pro Forma Basis”, when used in reference to any computations, means that such computations are to be made on a basis that gives effect to the applicable Acquisition or Disposition as if such Acquisition or Disposition had occurred on the date specified in the relevant definition, in a manner consistent with the transaction accounting adjustments and autonomous entity adjustments for pro forma financial information set forth in Article 11 of Regulation S-X under the Exchange Act. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Hedging Agreement applicable to such Indebtedness).

27 [[8458356]] “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that do not wish to receive MNPI. “Qualified Material Acquisition” means any Acquisition by the Borrower or the Subsidiaries that involves consideration of US$500,000,000 (or the equivalent thereof) or more. “Rating” means, with respect to any Rating Agency, a rating by such Rating Agency of the senior, unsecured, long-term indebtedness for borrowed money of the Borrower that is not Guaranteed by any other Person or subject to any other credit enhancement. “Rating Agency” means any of Moody’s, S&P and Fitch. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable. “Register” has the meaning assigned to such term in Section 9.04(b)(iv). “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, members, partners, employees, agents and advisors of such Person and such Person’s Affiliates. “Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of US Dollars, the Board of Governors or the NYFRB, or a committee officially endorsed or convened by the Board of Governors or the NYFRB, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of any Alternative Currency, (1) the central bank for the currency in which such amounts are denominated hereunder or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for the currency in which such amounts are denominated, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof. “Relevant Screen Rate” means (a) with respect to any Borrowing denominated in US Dollars, the Term SOFR Reference Rate, (b) with respect to any Borrowing denominated in Euros, the EURIBOR Screen Rate and (c) with respect to any Borrowing denominated in Canadian Dollars, the Term CORRA. “Repurchase Obligations” means, at any time, the aggregate amount of all accrued, absolute or contingent repurchase obligations (including repurchase obligations that become due on a future date) of the Borrower and the Subsidiaries at such time, in each case to the extent such amounts would be shown as liabilities on a consolidated balance sheet of the Borrower as of such time prepared in accordance with GAAP.

28 [[8458356]] “Required Lenders” means, at any time, Lenders having Credit Exposures and unused Commitments representing more than 50% of the aggregate Credit Exposures and unused Commitments at such time. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restatement Effective Date” means the date on which each of the conditions set forth in Section 4.01 has been satisfied (or waived in accordance with Section 9.02), which date is April 21, 2026. “Revaluation Date” means (a) with respect to any Loan denominated in an Alternative Currency, each of the following: (i) the date of the borrowing of such Loan, but only as to the amounts so borrowed on such date, (ii) each date of a continuation of such Loan pursuant to the terms of this Agreement, but only as to the amounts so continued on such date, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit denominated in an Alternative Currency, each of the following: (i) the date of issuance (or the date of deemed issuance) of such Letter of Credit, but only as to the Letter of Credit so issued (or deemed issued) on such date, (ii) each date such Letter of Credit is amended to increase the face amount of such Letter of Credit, but only as to the amount of such increase, and (iii) such additional dates as the Administrative Agent or the applicable Issuing Bank shall determine or the Required Lenders shall require. “RFR” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Sterling, SONIA and (b) Yen, TONAR. “RFR Borrowing” means any Borrowing comprised of RFR Loans. “RFR Business Day” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London and (b) Yen, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in Japan; provided, that for purposes of notice requirements in Sections 2.03(a) and 2.06, in each case, such day is also a Business Day. “RFR Loan” means a Loan that is bearing interest at a rate determined by reference to an RFR. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global, Inc., or any successor to its rating agency business. “Sanctioned Country” means, at any time, a country or territory which is, or whose government is, the subject or target of comprehensive Sanctions broadly restricting or prohibiting dealings with such country, territory or government (currently, Crimea, the so-called Luhansk People’s Republic, the so-called Donetsk People’s Republic, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran and North Korea). If any country, territory or government is no longer the subject or target of Sanctions broadly restricting or prohibiting dealings with such

29 [[8458356]] country, territory or government, then it shall not be considered a Sanctioned Country for purposes hereof. “Sanctioned Person” means, at any time, any Person with whom dealings are restricted or prohibited under Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the United States (including by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the U.S. Department of Commerce), the United Nations Security Council, the European Union or any of its member states, His Majesty’s Treasury or Switzerland, (b) any Person located, organized or resident in, or any Governmental Authority of, a Sanctioned Country or (c) any Person 25% or more directly or indirectly owned by, controlled by, or acting for the benefit or on behalf of, any Person, individually, or Persons, together, described in clauses (a) or (b) above. “Sanctions” means economic or financial sanctions or trade embargoes or restrictive measures enacted, imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the U.S. Department of Commerce, (b) the United Nations Security Council, (c) the European Union or any of its member states, (d) His Majesty’s Treasury or (e) Switzerland. “SEC” means the United States Securities and Exchange Commission. “Securitization Transaction” means any transfer by the Borrower or any Subsidiary of accounts receivable or interests therein (a) to a trust, partnership, corporation or other entity, which transfer is funded in whole or in part, directly or indirectly, by the incurrence or issuance by the transferee or successor transferee of indebtedness or other securities that are to receive payments from, or that represent interests in, the cash flow derived from such accounts receivable or interests therein, or (b) directly to one or more investors or other purchasers. The “amount” or “principal amount” of any Securitization Transaction shall be deemed at any time to be the aggregate principal or stated amount of the Indebtedness or other securities referred to in the first sentence of this definition or, if there shall be no such principal or stated amount, the uncollected amount of the accounts receivables or interests therein transferred pursuant to such Securitization Transaction net of any such accounts receivables or interests therein that have been written off as uncollectible. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SONIA” means a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

30 [[8458356]] “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “Sterling” means the lawful currency of the United Kingdom. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Subsidiary” means any subsidiary of the Borrower. “Syndication Agent” means Bank of America, N.A., in its capacity as syndication agent with respect to the credit facility established hereunder. “TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) payment system (or, if such payment system ceases to be operative, such other system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark Borrowing” means any Borrowing comprised of Term Benchmark Loans. “Term Benchmark Loan” means a Loan that is bearing interest at a rate determined by reference to the Term SOFR (other than solely as a result of clause (c) of the definition of Alternate Base Rate), the EURIBO Rate or the Adjusted Term CORRA. “Term CORRA” means, for any calculation with respect to a Term CORRA Loan, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 1:00 p.m., Toronto time, on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator

31 [[8458356]] on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than three Business Days prior to such Periodic Term CORRA Determination Day. “Term CORRA Administrator” means Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator. “Term CORRA Borrowing” means any Borrowing comprised of Term CORRA Loans. “Term CORRA Loan” means a Loan that bears interest at a rate based on the Term CORRA. “Term CORRA Reference Rate” means the forward-looking term rate based on CORRA. “Term SOFR” means: (a) for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m., New York City time, on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; and (b) for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m., New York City time, on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such ABR Term SOFR Determination Day; provided that if the Term SOFR as so determined would be less than zero, such rate shall be deemed to be zero.

32 [[8458356]] “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Borrowing” means any Borrowing comprised of Term SOFR Loans. “Term SOFR Loan” means any Loan that bears interest at a rate determined by reference to the Term SOFR (other than pursuant to clause (c) of the definition of Alternate Base Rate). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Test Period” means, on any date of determination, the period of four consecutive fiscal quarters of the Borrower most recently ended on or prior to such date for which financial statements have been delivered, or are required to have been delivered, pursuant to Section 5.01(a) or 5.01(b). “TONAR” means a rate equal to the Tokyo Overnight Average Rate as administered by the TONAR Administrator. “TONAR Administrator” means the Bank of Japan (or any successor administrator of the Tokyo Overnight Average Rate). “TONAR Administrator’s Website” means the Bank of Japan’s website, currently at http://www.boj.or.jp, or any successor source for the Tokyo Overnight Average Rate identified as such by the TONAR Administrator from time to time. “Transactions” means the execution, delivery and performance by the Borrower of this Agreement, the borrowing of Loans, the use of proceeds thereof and the issuance of Letters of Credit hereunder. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to (a) the Term SOFR (other than pursuant to clause (c) of the definition of Alternate Base Rate) or the Alternate Base Rate, in the case of Loans denominated in US Dollars, (b) the Term CORRA, in the case of Loans denominated in Canadian Dollars, (c) Daily Simple RFR, in the case of Loans denominated in Sterling or Yen or (d) the EURIBO Rate, in the case of Loans denominated in Euros. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

33 [[8458356]] “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unreimbursed Amount” has the meaning assigned to such term in Section 2.05(e). “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3). “US Dollar Equivalent” means, on any date of determination, (a) with respect to any amount in US Dollars, such amount, and (b) with respect to any amount in any Alternative Currency, the equivalent in US Dollars of such amount, determined by the Administrative Agent pursuant to Section 1.05 using the Exchange Rate with respect to such Alternative Currency at the time in effect under the provisions of such Section. “US Dollars” or “US$” means the lawful currency of the United States of America. “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” means the Borrower or the Administrative Agent. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yen” means the lawful currency of Japan.

34 [[8458356]] SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Term SOFR Loan”). Borrowings also may be classified and referred to by Type (e.g., a “ Term SOFR Borrowing”). SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. Except as otherwise provided herein and unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein (including this Agreement) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restriction on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal tangible and intangible assets and properties, including cash, securities, accounts and contract rights. SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that (a) if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith, and (b) notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed (other than for purposes of Sections 3.04, 5.01(a) and 5.01(b)), and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i) any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Accounting Standards Codification having a similar

35 [[8458356]] result or effect) (and related interpretations) to value any Indebtedness of the Borrower or any Subsidiary at “fair value”, as defined therein, or any other accounting principle (including the application of Accounting Standards Update 2015-03, Interest, issued by the Financial Accounting Standards Board) if, in each case, such election or such other accounting principle results in the amount of such Indebtedness being below or above the stated principal amount of such Indebtedness, (ii) any change in accounting for leases resulting from the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842), to the extent that such change would require the recognition of right-of-use assets and lease liabilities for any lease (or similar arrangement conveying the right to use) that would not be classified as a capital lease under GAAP as in effect on December 31, 2018 or (iii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) (and related interpretations) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. SECTION 1.05. Currency Translation. The Administrative Agent shall determine the US Dollar Equivalent of any Loan or Letter of Credit denominated in an Alternative Currency as of each Revaluation Date, and such amount shall be the US Dollar Equivalent of such Loan or Letter of Credit until the next required calculation thereof pursuant to this sentence; provided that the Administrative Agent shall in addition determine the US Dollar Equivalent of any Letter of Credit denominated in any Alternative Currency as provided in Sections 2.05(e) and 2.05(m). The Administrative Agent shall, upon request, notify in writing the Borrower and the applicable Lenders of each determination of the US Dollar Equivalent of each Borrowing and Letter of Credit denominated in an Alternative Currency. SECTION 1.06. Divisions. For all purposes under this Agreement, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized or acquired on the first date of its existence by the holders of its equity interests at such time. SECTION 1.07. Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Alternate Base Rate, any Daily Simple RFR, the Term SOFR, the Term CORRA, the EURIBO Rate or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Alternate Base Rate, any Daily Simple RFR, the Term SOFR, the Term CORRA, the EURIBO Rate or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that

36 [[8458356]] affect the calculation of the Alternate Base Rate, any Daily Simple RFR, the Term SOFR, the Term CORRA, the EURIBO Rate or any other Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Alternate Base Rate, any Daily Simple RFR, the Term SOFR, the Term CORRA, the EURIBO Rate or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II THE CREDITS SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower, denominated in US Dollars or Alternative Currencies, from time to time during the Availability Period in an aggregate principal amount at any time outstanding that will not result in (a) such Lender’s Credit Exposure exceeding its Commitment or (b) the sum of the total Credit Exposures exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans. SECTION 2.02. Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans denominated in the same currency and made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. (b) Subject to Section 2.14, (i) each Borrowing denominated in US Dollars shall be comprised entirely of ABR Loans or Term SOFR Loans, as the Borrower may request in accordance herewith, (ii) each Borrowing denominated in Canadian Dollars shall be comprised entirely of Term CORRA Loans, (iii) each Borrowing denominated in Euros shall be comprised entirely of EURIBOR Loans and (iv) each Borrowing denominated in Sterling or Yen shall be comprised entirely of RFR Loans. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Term Benchmark Borrowing, and at the time each RFR Borrowing or ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that (i) any Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Commitments or, in the case of an ABR

37 [[8458356]] Borrowing, that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) and (ii) any Term Benchmark Borrowing that results from a continuation of an outstanding Term Benchmark Borrowing may be in an aggregate principal amount that is equal to such outstanding Borrowing. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 Term Benchmark Borrowings and RFR Borrowings outstanding. (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert to or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date. SECTION 2.03. Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent (a) in the case of a Term SOFR Borrowing, not later than 12:00 noon, New York City time, three U.S. Government Securities Business Days before the date of the proposed Borrowing, (b) in the case of a Term CORRA Borrowing or a EURIBOR Borrowing, not later than 12:00 noon, New York City time, four Business Days before the date of the proposed Borrowing, (c) in the case of an RFR Borrowing, not later than 12:00 noon, New York City time, three RFR Business Days prior to the date of the proposed Borrowing and (d) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, on the date of the proposed Borrowing. Each such Borrowing Request shall be made by delivery to the Administrative Agent of a written Borrowing Request signed by a Financial Officer of the Borrower (or, in the case of any Borrowing denominated in US Dollars, by telephone notification, confirmed promptly by delivery to the Administrative Agent of a written Borrowing Request signed by a Financial Officer of the Borrower); provided that a Borrowing Request for a Borrowing in connection with any Acquisition or other transaction permitted under this Agreement may be conditioned on the closing of such Acquisition or other transaction, in which case such Borrowing Request may be revoked by the Borrower (by notice to the Administrative Agent at any time prior to 12:00 noon, New York City time, on the day of the proposed Borrowing), such revocation to be subject to Section 2.16 in the case of a Borrowing Request for a Term Benchmark Borrowing. Each such telephonic or written Borrowing Request shall specify the following information in compliance with Section 2.02: (a) the currency (which shall be US Dollars or an Alternative Currency) and the principal amount of such Borrowing; (b) the date of such Borrowing, which shall be a Business Day; (c) if such Borrowing is denominated in US Dollars, the Type of such Borrowing; (d) in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (e) the location and number of the account to which funds are to be disbursed or, in the case of any ABR Borrowing requested to finance the reimbursement of an LC

38 [[8458356]] Disbursement as provided in Section 2.05(e), the identity of the Issuing Bank that made such LC Disbursement. If no currency is specified with respect to any requested Borrowing, then the Borrower shall be deemed to have selected US Dollars. If no election as to the Type of Borrowing denominated in US Dollars is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. SECTION 2.04. [Reserved]. SECTION 2.05. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request any Issuing Bank to issue Letters of Credit (or to amend or extend outstanding Letters of Credit) denominated in US Dollars or any Alternative Currency for its own account or, so long as the Borrower is a joint and several co-applicant with respect thereto, for the account of any Domestic Subsidiary or, if agreed to by such Issuing Bank, any Foreign Subsidiary, in a form reasonably acceptable to the applicable Issuing Bank, at any time and from time to time from and including the Restatement Effective Date to but excluding the fifth Business Day prior to the Maturity Date. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower or any Subsidiary to, or entered into by the Borrower or any Subsidiary with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. (b) Notice of Issuance, Amendment, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment or extension of an outstanding Letter of Credit, other than an automatic extension permitted pursuant to paragraph (c) of this Section), the Borrower shall deliver to the applicable Issuing Bank and the Administrative Agent, reasonably in advance of the requested date of issuance, amendment or extension, a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount and currency of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be reasonably necessary to enable the applicable Issuing Bank to prepare, amend or extend such Letter of Credit. If requested by the applicable Issuing Bank, the Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any such request. A Letter of Credit shall be issued, amended or extended only if (and upon issuance, amendment or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension (i) the LC Exposure shall not exceed US$45,000,000, (ii) the portion of the LC Exposure attributable to Letters of Credit issued by any Issuing Bank will not exceed the LC Commitment of such Issuing Bank, (iii) the

39 [[8458356]] Credit Exposures of any Lender will not exceed the Commitment of such Lender and (iv) in the event the Existing Maturity Date shall have been extended as provided in Section 2.09, the sum of the LC Exposure attributable to Letters of Credit expiring after any Existing Maturity Date shall not exceed the total Commitments that shall have been extended to a date after the latest expiration date of such Letters of Credit. Notwithstanding the foregoing, no Issuing Bank shall be under any obligation to issue any Letter of Credit if (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Restatement Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Restatement Effective Date and which such Issuing Bank in good faith deems material to it, (ii) the issuance of the Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally, (iii) such Issuing Bank does not as of the issuance date of the requested Letter of Credit issue Letters of Credit in the requested currency and (iv) in the case of BNP Paribas, the requested Letter of Credit is a commercial Letter of Credit. (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any extension thereof, one year after the then-current expiration date) and (ii) except as set forth below with respect to Collateralized Letters of Credit, the date that is five Business Days prior to the Maturity Date (the “LC Expiration Date”); provided that at the request of the Borrower, any Letter of Credit may provide for automatic extensions for additional periods of up to one year subject to a right on the part of the applicable Issuing Bank to prevent any such extension from occurring by giving notice to the beneficiary during a specified period in advance of any such extension, and the failure of such Issuing Bank to give such notice by the end of such period shall for all purposes hereof be deemed an extension of such Letter of Credit; provided further that in no event shall any Letter of Credit, as extended from time to time, expire on any date following the LC Expiration Date. Notwithstanding clause (ii) of the preceding sentence, (A) any Collateralized Letter of Credit may, with the consent of the Issuing Bank that issued such Collateralized Letter of Credit, expire on any date following the LC Expiration Date and (B) any Letter of Credit that contains a customary “evergreen” provision may extend pursuant to such evergreen provision to an expiration date following the LC Expiration Date if such Letter of Credit becomes a Collateralized Letter of Credit at least 15 Business Days prior to the latest date upon which the applicable Issuing Bank would be entitled to terminate such Letter of Credit prior to its automatic extension pursuant to such “evergreen” provision. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the term thereof or a designation of an Existing Letter of Credit pursuant to the definition of such term) and without any further action on the part of the applicable Issuing Bank or the Lenders, the Issuing Bank that issued such Letter of Credit hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable

40 [[8458356]] Percentage from time to time of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally (but subject to paragraph (n) of this Section) agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Such payment by the Lenders shall be made (i) if the currency of the applicable LC Disbursement or reimbursement payment shall be US Dollars, in US Dollars and (ii) subject to paragraph (m) of this Section, if the currency of the applicable LC Disbursement or reimbursement payment shall be an Alternative Currency, in US Dollars in an amount equal to the US Dollar Equivalent of such LC Disbursement or reimbursement payment. Subject to paragraph (n) of this Section, each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, any fluctuation in currency values, or any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the expiration thereof or of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender further acknowledges and agrees that, in issuing, amending or extending any Letter of Credit, the applicable Issuing Bank shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the Borrower deemed made pursuant to Section 4.02, unless, at least one Business Day prior to the time such Letter of Credit is issued, amended or extended (or, in the case of an automatic extension permitted pursuant to paragraph (c) of this Section, at least one Business Day prior to the latest date upon which the applicable Issuing Bank would be entitled to terminate such Letter of Credit prior to its automatic extension), the Required Lenders shall have notified the applicable Issuing Bank (with a copy to the Administrative Agent) in writing that, as a result of one or more events or circumstances described in such notice, one or more of the conditions precedent set forth in Section 4.02 would not be satisfied if such Letter of Credit were then issued, amended or extended (it being understood and agreed that, in the event any Issuing Bank shall have received any such notice, no Issuing Bank shall have any obligation to issue, amend or extend any Letter of Credit until and unless it shall be satisfied that the events and circumstances described in such notice shall have been cured or otherwise shall have ceased to exist). (e) Reimbursement. Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable Issuing Bank shall notify the Borrower and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the Borrower shall reimburse the applicable Issuing Bank in such Alternative Currency, unless such Issuing Bank (at its option) shall have specified in such notice that it will require reimbursement in US Dollars. In the case of any such reimbursement in US Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the applicable Issuing Bank shall notify the Borrower of the US Dollar Equivalent of the amount of the drawing promptly following the determination thereof. The Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an

41 [[8458356]] amount equal to such LC Disbursement not later than 3:00 p.m., New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 3:00 p.m., New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that if the amount to be reimbursed is denominated in US Dollars, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. If the Borrower fails to make such payment when due, (A) if such payment relates to a Letter of Credit denominated in an Alternative Currency, automatically and with no further action required, the obligation of the Borrower to reimburse the applicable LC Disbursement shall be permanently converted into an obligation to reimburse the US Dollar Equivalent (determined as of the date of such LC Disbursement) of such LC Disbursement and (B) the applicable Issuing Bank shall notify the Administrative Agent of such failure, and the Administrative Agent shall in turn notify each Lender of the applicable LC Disbursement, the amount of the payment then due from the Borrower in respect thereof (expressed in US Dollars in the amount of the US Dollar Equivalent thereof (determined as set forth above) in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”) and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the Unreimbursed Amount, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders pursuant to this paragraph), and the Administrative Agent shall promptly pay to such Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank, as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse any Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. (f) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Letter of Credit, (iv) any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the

42 [[8458356]] International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the stated expiration date thereof or of the Commitments, (v) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrower or any Subsidiary or in the relevant currency markets generally or (vi) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. None of the Administrative Agent, the Lenders, the Issuing Banks or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any other event or circumstance; provided that nothing in this Section shall be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of any Issuing Bank (such absence to be presumed unless otherwise determined by a final, non- appealable judgment of a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The applicable Issuing Bank shall, within the time allowed by applicable law or the specific terms of such Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by it. The applicable Issuing Bank shall promptly after such examination notify the Administrative Agent and the Borrower by telephone (confirmed by email) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Lenders of their obligations with respect to any such LC Disbursement. (h) Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, (i) in the case of any LC Disbursement denominated in US Dollars, and at all times following the conversion to US Dollars of any LC Disbursement made

43 [[8458356]] in an Alternative Currency pursuant to paragraph (e) or (m) of this Section, at the rate per annum then applicable to ABR Loans and (ii) in the case of any LC Disbursement denominated in an Alternative Currency, at all times prior to its conversion to US Dollars pursuant to paragraph (e) or (m) of this Section, at a rate equal to the rate reasonably determined by the applicable Issuing Bank to be the cost to such Issuing Bank of funding such LC Disbursement (with the Borrower agreeing that the applicable Issuing Bank may make such determination in any manner it determines is reasonable, and that such determination shall be conclusive) plus the Applicable Rate applicable to Term SOFR Loans at such time; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(f) shall apply. Interest accrued pursuant to this paragraph shall be paid to the Administrative Agent for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment, and shall be payable on demand or, if no demand has been made, on the date on which the Borrower reimburses the applicable LC Disbursement in full. (i) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposures representing more than 50% of the aggregate amount of LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in respect of each outstanding Letter of Credit, in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders and the applicable Issuing Bank, an amount in US Dollars equal to the portion of the LC Exposure attributable to such Letter of Credit as of such date plus any accrued and unpaid interest thereon; provided that (i) amounts payable in respect of any Letter of Credit or LC Disbursement shall be payable in the currency of such Letter of Credit or LC Disbursement, except that LC Disbursements in an Alternative Currency in respect of which the Borrower’s reimbursement obligations have been converted to obligations in US Dollars as provided in paragraph (e) or (m) of this Section and interest accrued thereon shall be payable in US Dollars, and (ii) the obligation to cash collateralize shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII. The Borrower also shall deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.11(b) or Section 2.20. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Monies in such account shall be applied by the Administrative Agent to reimburse the applicable Issuing Banks for LC Disbursements for which they have not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to (A) the consent of Lenders with LC Exposures representing more than 50% of the aggregate amount of LC Exposure and (B) in the case of any such application at a time when any

44 [[8458356]] Lender is a Defaulting Lender (but only if, after giving effect thereto, the remaining cash collateral shall be less than the aggregate LC Exposure of all the Defaulting Lenders), the consent of each Issuing Bank), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide cash collateral hereunder as a result of the occurrence of an Event of Default, such cash collateral (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as promptly as practicable, to the extent that, after giving effect to such return, the aggregate Credit Exposure would not exceed the aggregate Commitments and no Event of Default shall have occurred and be continuing. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.20, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as promptly as practicable, to the extent that, after giving effect to such return, no Issuing Bank shall have any exposure in respect of any outstanding Letter of Credit that is not fully covered by the Commitments of the Non-Defaulting Lenders and/or the remaining cash collateral and no Event of Default shall have occurred and be continuing. (j) Designation of Additional Issuing Banks. From time to time, the Borrower may by notice to the Administrative Agent and the Lenders designate as additional Issuing Banks one or more Lenders that agree to serve in such capacity as provided below. The acceptance by a Lender of any appointment as an Issuing Bank hereunder shall be evidenced by an agreement, which shall be in a form satisfactory to the Borrower and the Administrative Agent, executed by such Lender, the Borrower and the Administrative Agent and which shall set forth the LC Commitment of such Lender, and, from and after the effective date of such agreement, (i) such Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and (ii) references herein to the term “Issuing Bank” shall be deemed to include such Lender in its capacity as an Issuing Bank. (k) Termination of an Issuing Bank. The Borrower may terminate the appointment of any Issuing Bank as an “Issuing Bank” hereunder by providing a written notice thereof to such Issuing Bank and the Administrative Agent. Any such termination shall become effective upon the earlier of (i) such Issuing Bank acknowledging receipt of such notice and (ii) the 10th Business Day following the date of the delivery thereof. At the time any such termination shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the terminated Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such termination, the terminated Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not issue additional Letters of Credit. (l) Issuing Bank Reports. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall report in writing to the Administrative Agent (i) on or prior to each Business Day on which such Issuing Bank issues, amends or extends any Letter of Credit, the date of such issuance, amendment or extension, and the currency and face amounts of the Letters of Credit issued, amended or extended by it and outstanding after giving effect to such issuance, amendment or extension (and whether the amounts thereof shall have changed), it

45 [[8458356]] being understood that such Issuing Bank shall not effect any issuance, extension or amendment resulting in an increase in the aggregate amount of the Letters of Credit issued by it without first obtaining written confirmation from the Administrative Agent that such increase is then permitted under this Agreement, (ii) on any Business Day on which such Issuing Bank makes any LC Disbursement, the date, currency and amount of such LC Disbursement, (iii) on any Business Day on which the Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the currency and amount of such LC Disbursement and (iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank. (m) Conversion. In the event that the Loans become immediately due and payable on any date pursuant to Article VII, all amounts (i) that the Borrower is at the time or becomes thereafter required to reimburse or otherwise pay to the Administrative Agent in respect of LC Disbursements made under any Letter of Credit denominated in an Alternative Currency, (ii) that the Lenders are at the time or become thereafter required to pay to the Administrative Agent (and the Administrative Agent is at the time or becomes thereafter required to distribute to the applicable Issuing Bank) pursuant to paragraph (e) of this Section in respect of unreimbursed LC Disbursements made under any Letter of Credit denominated in an Alternative Currency and (iii) of each Lender’s participation in any Letter of Credit denominated in an Alternative Currency under which an LC Disbursement has been made shall, automatically and with no further action required, be converted into the US Dollar Equivalent (determined as of such date) of such amounts. On and after such conversion, all amounts accruing and owed to the Administrative Agent, any Issuing Bank or any Lender in respect of the obligations described in this paragraph shall accrue and be payable in US Dollars at the rates otherwise applicable hereunder. (n) Collateralized Letters of Credit. Notwithstanding anything to the contrary in this Section, the obligations of the Lenders to acquire participations in Letters of Credit and to reimburse any Issuing Bank for Unreimbursed Amounts (other than Unreimbursed Amounts arising from LC Disbursements made on or prior to the last day of the Availability Period) shall terminate with respect to any Collateralized Letter of Credit on the last day of the Availability Period (it being understood that the Lenders shall continue to participate in, and shall be required to reimburse in accordance with this Section, any LC Disbursement made on or prior to the last day of the Availability Period). Any participation held by any Lender in a Collateralized Letter of Credit after the last day of the Availability Period (other than in respect of any Unreimbursed Amounts arising from LC Disbursements made on or prior to the last day of the Availability Period) shall be deemed to have been assigned on the last day of the Availability Period to the Issuing Bank that issued such Collateralized Letter of Credit. (o) Letters of Credit Amounts. For all purposes of this Agreement, (i) the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the US Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases (other than any such increase consisting of the reinstatement of an amount previously drawn thereunder and reimbursed), whether or not such maximum stated amount is in effect at the time of determination and (ii) if on any date of determination a Letter

46 [[8458356]] of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the ISP or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and the Lenders hereunder shall remain in full force and effect until the Issuing Banks and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. (p) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party”, “applicant”, “customer”, “instructing party” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrower (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Borrower hereby acknowledges that the issuance of such Letters of Credit for any of its Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. SECTION 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds in the applicable currency by 3:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly remitting the amounts so received, in like funds, to the account designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans identified by the Borrower in the applicable Borrowing Request to be made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made

47 [[8458356]] available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, (A) in the case of a payment denominated in US Dollars, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (B) in the case of a payment denominated in any other currency, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to the subject Loan pursuant to Section 2.13 (it being understood that nothing in this paragraph shall require the Borrower to pay any interest in duplication of the interest payable under such Section). If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Any such payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. SECTION 2.07. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request or as otherwise provided in Section 2.03 and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request or as otherwise provided in Section 2.03. Thereafter, the Borrower may elect to convert such Borrowing (if denominated in US Dollars) to a Borrowing of a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section and on terms consistent with the other provisions of this Agreement. The Borrower may elect different options with respect to different portions of an affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing and the Loans resulting from an election made with respect to any such portion shall be considered a separate Borrowing. (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type, and in the currency, resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall be made by delivery to the Administrative Agent of a written Interest Election Request signed by a Financial Officer on behalf of the Borrower (or, in the case of any Borrowing denominated in US Dollars, by telephonic notification, confirmed promptly by delivery to the Administrative Agent of a written Interest Election Request signed by a Financial Officer on behalf of the Borrower). Notwithstanding any other provision of this Section, the Borrower shall not be permitted to change the currency of any Borrowing or to elect an Interest Period for Term Benchmark Loans that does not comply with Section 2.02(d). (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the

48 [[8458356]] portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) the Type of the resulting Borrowing, which shall comply with Section 2.02(b); and (iv) if the resulting Borrowing is to be a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period, (i) in the case of a Term SOFR Borrowing, such Borrowing shall be converted to an ABR Borrowing and (ii) in the case of a Term CORRA Borrowing or a EURIBOR Borrowing, such Borrowing shall, subject to Section 2.14, be continued as a Borrowing of the applicable Type and currency for an Interest Period of one month. (f) Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower (provided that no such notice shall be required in the case of any Event of Default under clause (h) or (i) of Article VII with respect to the Borrower), then, so long as an Event of Default is continuing (i) in the case of Borrowings denominated in US Dollars, no outstanding Borrowing may be converted to or continued as a Term SOFR Borrowing and, unless repaid, each Term SOFR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (ii) in the case of Borrowings denominated in Alternative Currencies, unless repaid, each Term CORRA Borrowing and EURIBOR Borrowing shall, subject to Section 2.14, be continued as a Term CORRA Borrowing or a EURIBOR Borrowing, as applicable, with an Interest Period of one month. SECTION 2.08. Termination, Reduction and Increase of Commitments. (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date. (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of US$1,000,000 and not less than US$10,000,000 and (ii) the Borrower

49 [[8458356]] shall not terminate or reduce the Commitments if, after giving effect thereto and any concurrent prepayment of the Loans in accordance with Section 2.11, the total Credit Exposures would exceed the total Commitments. (c) The Borrower shall notify the Administrative Agent in writing of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked, or may be modified to extend the effective date of the applicable termination or reduction, in each case, by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. (d) The Borrower may from time to time, by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders) executed by the Borrower and one or more Eligible Assignees (which may include any Lender) that are willing to extend a Commitment or, in the case of any such Eligible Assignee that is already a Lender, to increase its Commitment (any such Eligible Assignee referred to in this Section being called an “Increasing Lender”), cause the total Commitments to be increased by such new or incremental Commitments of the Increasing Lenders, in an amount for each Increasing Lender as set forth in such notice; provided that (i) the aggregate principal amount of any increase in the total Commitments made pursuant to this Section shall not be less than US$25,000,000 and the aggregate principal amount of all such increases shall not exceed US$350,000,000, (ii) each Increasing Lender, if not already a Lender hereunder, shall be subject to the prior written approval of the Administrative Agent and each Issuing Bank (which approval shall not be unreasonably withheld, conditioned or delayed) and (iii) each Increasing Lender, if not already a Lender hereunder, shall become a party to this Agreement by completing and delivering to the Administrative Agent a duly executed Accession Agreement. New Commitments and increases in Commitments created pursuant to this Section shall become effective (A) in the case of an Increasing Lender already a Lender under this Agreement, on the date specified in the applicable notice delivered pursuant to this Section and (B) in the case of an Increasing Lender not already a Lender under this Agreement, on the effective date of the applicable Accession Agreement. Upon the effectiveness of any Accession Agreement to which any Increasing Lender is a party, such Increasing Lender shall thereafter be deemed to be a party to this Agreement and shall be entitled to all rights, benefits and privileges accorded a Lender hereunder and subject to all obligations of a Lender hereunder. Notwithstanding the foregoing, no increase in the aggregate Commitments (or in the Commitment of any Lender) shall become effective under this Section unless (1) the Administrative Agent shall have received documents consistent with those delivered under Sections 4.01(b) and 4.01(c) as to the corporate power and authority of the Borrower to borrow hereunder after giving effect to such increase and (2) on the date of such increase, the conditions set forth in Section 4.02 shall be satisfied (with all references in such Section to a Borrowing being deemed to be references to such increase and without giving effect

50 [[8458356]] to the parenthetical in Section 4.02(a)) and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower. Following any extension of a new Commitment or increase of a Lender’s Commitment pursuant to this paragraph, any Loans outstanding prior to the effectiveness of such increase or extension shall continue outstanding until the ends of the respective Interest Periods applicable thereto, and shall then be repaid and, if the Borrower shall so elect, refinanced with new Loans made pursuant to Section 2.01 ratably in accordance with the Commitments in effect following such extension or increase. SECTION 2.09. Extension of Maturity Date. The Borrower may, by delivery of a Maturity Date Extension Request to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders) not less than 45 days and not more than 75 days prior to any anniversary of the Restatement Effective Date, request that the Lenders extend the Maturity Date for an additional period of one year. Each Lender shall, by notice to the Borrower and the Administrative Agent given not later than the 20th day after the date of the Administrative Agent’s receipt of the Maturity Date Extension Request from the Borrower, advise the Borrower whether or not it agrees to the requested extension (each Lender agreeing to a requested extension being called a “Consenting Lender”, and each Lender declining to agree to a requested extension being called a “Declining Lender”). Any Lender that has not so advised the Borrower and the Administrative Agent by such day shall be deemed to have declined to agree to such extension and shall be a Declining Lender. If Lenders constituting the Required Lenders shall have agreed to a Maturity Date Extension Request, then the Maturity Date shall, as to the Consenting Lenders, be extended to the first anniversary of the Maturity Date theretofore in effect (the first date on which such consent of the Required Lenders is obtained and the conditions specified below are satisfied being referred to as the “Extension Closing Date”). The decision to agree or withhold agreement to any Maturity Date Extension Request shall be at the sole discretion of each Lender. The Commitment of any Declining Lender shall terminate on the Maturity Date in effect prior to giving effect to any such extension (such Maturity Date being called the “Existing Maturity Date”). The principal amount of any outstanding Loans made by Declining Lenders, together with any accrued interest thereon and any accrued fees and other amounts payable to or for the account of such Declining Lenders hereunder, shall be due and payable on the Existing Maturity Date, and on the Existing Maturity Date the Borrower shall also make such other prepayments of Loans pursuant to Section 2.11 as shall be required in order that, after giving effect to the termination of the Commitments of, and all payments to, Declining Lenders pursuant to this sentence, the total Credit Exposures would not exceed the total Commitments. Notwithstanding the foregoing provisions of this Section, the Borrower shall have the right, pursuant to and in accordance with Section 2.19(b), at any time prior to the Existing Maturity Date, to replace a Declining Lender with a Lender or other financial institution that will agree to the applicable Maturity Date Extension Request, and any such replacement Lender shall for all purposes constitute a Consenting Lender. Notwithstanding the foregoing, (a) the Availability Period and the Maturity Date (without taking into consideration any extension pursuant to this Section 2.09), as such terms are used in reference to any Issuing Bank or any Letters of Credit issued by such Issuing Banks, may not be extended without the prior written consent of such Issuing Bank (it being understood and agreed that, in the event any Issuing Bank shall not have consented to any such extension, (i) such Issuing Bank shall continue to have all the rights and obligations of an Issuing Bank hereunder through the Existing Maturity Date (or the Availability Period determined on the basis thereof, as applicable), and

51 [[8458356]] thereafter shall have no obligation to issue, amend or extend any Letter of Credit (but shall, in each case, continue to be entitled to the benefits of Sections 2.05, 2.15, 2.17, 9.03 and 9.08, as applicable, as to Letters of Credit issued prior to such time), and (ii) the Borrower shall cause the LC Exposure attributable to Letters of Credit issued by such Issuing Bank to be zero no later than the day on which such LC Exposure would have been required to have been reduced to zero in accordance with the terms hereof without giving effect to any effectiveness of the extension of the applicable Existing Maturity Date pursuant to this paragraph (and, in any event, no later than the Existing Maturity Date)) and (b) no extension of the Maturity Date pursuant to this Section shall become effective unless on the applicable Extension Closing Date, the conditions set forth in Section 4.02 shall be satisfied (with all references in such Section to a Borrowing being deemed to be references to such extension and without giving effect to the parenthetical in Section 4.02(a)) and, if reasonably requested by the Administrative Agent, the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower as well as documents consistent with those delivered under Sections 4.01(b) and 4.01(c) as to the corporate power and authority of the Borrower to borrow hereunder after giving effect to such extension. SECTION 2.10. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan made to the Borrower on the Maturity Date (in the case of any Declining Lender, without giving effect to the extension thereof pursuant to Section 2.09). (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type and currency thereof and, if applicable, the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein absent manifest error; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans or pay any other amounts due hereunder in accordance with the terms of this Agreement. (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Borrower and the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times

52 [[8458356]] (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). SECTION 2.11. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (d) of this Section. (b) If the total Credit Exposures shall exceed the total Commitments, then (i) if any Borrowings are outstanding, (A) on the last day of any Interest Period for any Term Benchmark Borrowing and (B) on each other day on which any RFR Borrowing or ABR Borrowing shall be outstanding, the Borrower shall prepay Borrowings in an aggregate amount equal to the lesser of (x) the amount necessary to eliminate such excess (after giving effect to any other prepayment of Loans on such day) and (y) the amount of the applicable Borrowings referred to in clause (A) or (B), as applicable, and (ii) if no Borrowings are outstanding, deposit US Dollars as cash collateral in an account with the Administrative Agent pursuant to Section 2.05(i) in an aggregate amount equal to the lesser of (A) the amount equal to such excess and (B) the aggregate amount of the LC Exposures. If the total Credit Exposure on the last day of any month shall exceed 105% of the total Commitments, then the Borrower shall, not later than the next Business Day, prepay one or more Borrowings (and, if no Borrowings are outstanding, deposit US Dollars as cash collateral in an account with the Administrative Agent pursuant to Section 2.05(i)) in the amount necessary to eliminate such excess. (c) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (d) of this Section. (d) The Borrower shall notify the Administrative Agent by a written notice signed by a Financial Officer on behalf of the Borrower of any prepayment of a Borrowing hereunder (i) in the case of a Term SOFR Borrowing, not later than 12:00 noon, New York City time, three U.S. Government Securities Business Days before the date of such prepayment (or, in the case of a prepayment under paragraph (b) above, as soon thereafter as practicable), (ii) in the case of a Term CORRA Borrowing, EURIBOR Borrowing or RFR Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of such prepayment (or, in the case of a prepayment under paragraph (b) above, as soon thereafter as practicable) and (iii) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, on the date of such prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that any such notice of optional prepayment may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked, or may be modified to extend the effective date of the applicable prepayment, in each case, by the Borrower (by notice to the Administrative Agent on or prior to the specified prepayment date) if such condition is not satisfied. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each optional partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a

53 [[8458356]] Borrowing of the same Type and currency as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. SECTION 2.12. Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee, which shall accrue at the Applicable Rate set forth under the caption “Facility Fee” in the definition of such term on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the Restatement Effective Date to but excluding the date on which such Commitment terminates; provided that if such Lender continues to have any Credit Exposure after its Commitment terminates, then such facility fee shall continue to accrue on the daily amount of such Lender’s Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Credit Exposure. Accrued facility fees shall be payable in arrears on the last day of March, June, September and December of each year, commencing on the first such date to occur after the Restatement Effective Date, and on the date on which the Commitments shall have terminated and the Lenders shall have no Credit Exposure; provided that facility fees accruing after the Commitments shall have terminated shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Term SOFR Loans on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure and (ii) to each Issuing Bank a fronting fee, which shall accrue at 0.125% per annum on the average daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any such LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment or extension of any Letter of Credit or processing of drawings thereunder. Accrued participation fees and fronting fees shall be payable in arrears on the last day of March, June, September and December of each year, commencing on the first such date to occur after the Restatement Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

54 [[8458356]] (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Banks, in the case of fees payable to it) for distribution, in the case of facility fees and Letter of Credit participation fees, to the Persons entitled thereto. Fees paid shall not be refundable under any circumstances. SECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate set forth under the caption “ABR Loan Margin” in the definition of such term. (b) The Loans comprising each Term SOFR Borrowing shall bear interest at the Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Rate set forth under the caption “Term Benchmark Loan / RFR Loan Margin” in the definition of such term. (c) The Loans comprising each Term CORRA Borrowing shall bear interest at the Adjusted Term CORRA for the Interest Period in effect for such Borrowing plus the Applicable Rate set forth under the caption “Term Benchmark Loan / RFR Loan Margin” in the definition of such term. (d) The Loans comprising each EURIBOR Borrowing shall bear interest at the EURIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate set forth under the caption “Term Benchmark Loan / RFR Loan Margin” in the definition of such term. (e) The Loans comprising each RFR Borrowing shall bear interest at the Daily Simple RFR plus the Applicable Rate set forth under the caption “Term Benchmark Loan / RFR Loan Margin” in the definition of such term. (f) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan or LC Disbursement, 2.00% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or in Section 2.05(h) or (ii) in the case of any other amount, 2.00% per annum plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section. (g) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (f) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion or continuation of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion

55 [[8458356]] or continuation. All interest shall be payable in the currency in which the applicable Loan is denominated. (h) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate and interest on Borrowings denominated in Canadian Dollars, Sterling and Yen shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Term SOFR, Term CORRA, EURIBO Rate, Daily Simple RFR or Alternate Base Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. SECTION 2.14. Market Disruption and Alternate Rate of Interest. (a) Subject to Section 2.14(b), if: (i) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Administrative Agent determines that adequate and reasonable means do not exist for ascertaining the Term SOFR, the Term CORRA or the EURIBO Rate, as applicable (including, without limitation, because the Relevant Screen Rate for such Interest Period is not available or published on a current basis and such circumstances are unlikely to be temporary) for such Interest Period or (B) at any time, for an RFR Borrowing, the Administrative Agent determines that adequate and reasonable means do not exist for ascertaining the Daily Simple RFR (each determination under this clause (i) shall be made in good faith and shall be conclusive absent manifest error); or (ii) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Administrative Agent is advised by the Required Lenders that the Term SOFR, the Adjusted Term CORRA or the EURIBO Rate, as applicable, for the applicable Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining the Loans included in such Borrowing for such Interest Period or (B) at any time, for an RFR Borrowing, the Administrative Agent is advised by the Required Lenders that the Daily Simple RFR will not adequately and fairly reflect the cost to such Lenders of making or maintaining the Loans included in any RFR Borrowing; then the Administrative Agent shall give notice thereof (which may be by telephone) to the Borrower and the Lenders as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, an affected Term Benchmark Borrowing shall be ineffective, (ii) any affected Term SOFR Borrowing shall, at the end of the Interest Period applicable thereto, be converted to an ABR Borrowing, (iii) any affected Term CORRA Borrowing or EURIBOR Borrowing shall, at the end of the Interest Period applicable thereto, become due and payable, (iv) any affected RFR Borrowing shall, on the next Business Day after the giving of such notice, become due and payable and (v) any Borrowing Request for an

56 [[8458356]] affected Term Benchmark Borrowing or RFR Borrowing shall (A) in the case of a Borrowing denominated in US Dollars, be deemed to be a request for an ABR Borrowing or (B) in all other cases, be ineffective. (b) (i) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrower may amend this Agreement and the other Loan Documents to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m., New York City time, on the fifth Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.14(b)(i) will occur prior to the applicable Benchmark Transition Start Date. (ii) In connection with the use, administration, adoption or implementation of any Benchmark Replacement (or with respect to the Term SOFR, Term CORRA or the Daily Simple RFR), the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement, (B) the effectiveness of any Benchmark Replacement Conforming Changes, (C) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (iv) below and (D) the commencement or conclusion of any Benchmark Unavailability Period. For the avoidance of doubt, any notice required to be delivered by the Administrative Agent as set forth in this Section 2.14 may be provided, at the option of the Administrative Agent (in its sole discretion), in one or more notices and may be delivered together with, or as part of any amendment which implements any Benchmark Replacement or Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.14. (iv) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR, the Term CORRA or the EURIBO Rate) and either (1) any tenor for such

57 [[8458356]] Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non- representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to any Benchmark, (A) with respect to Loans denominated in US Dollars, the Borrower may revoke any request for a borrowing of, conversion to or continuation of such Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to ABR Loans and (B) with respect to Loans denominated in any Alternative Currency, the obligation of the Lenders to make or maintain Loans referencing such Benchmark in the affected Alternative Currency shall be suspended (to the extent of the affected Interest Periods (as applicable)) and any outstanding Loans denominated in such Alternative Currency shall immediately or, in the case of a term rate, at the end of the applicable Interest Period, be prepaid in full. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of Alternate Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of Alternate Base Rate. SECTION 2.15. Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or any Issuing Bank; (ii) impose on any Lender, any Issuing Bank or the relevant interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or the Loans or any Letter of Credit or participations therein; or

58 [[8458356]] (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any Loan) or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or issue any Letter of Credit) or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank, as the case may be, for such additional costs or expenses incurred or reduction suffered. (b) If any Lender or Issuing Bank determines in good faith that any Change in Law affecting such Lender or Issuing Bank or any lending office of such Lender or such Lender’s or Issuing Bank’s holding company, if any, regarding capital or liquidity requirements has had or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company would have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy or liquidity), then from time to time the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender or Issuing Bank setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and the manner in which such amount or amounts have been determined, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay to such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or Issuing Bank pursuant to this Section for any increased costs, expenses or reductions incurred more than 180 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the Change in Law or other circumstance giving rise to such increased costs, expenses or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law or other circumstance

59 [[8458356]] giving rise to such increased costs, expenses or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (e) Notwithstanding any other provision of this Section, no Lender shall demand compensation for any increased or other cost or reduction pursuant to this Section if it shall not at the time be the general policy or practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements. SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or an optional prepayment of Loans), (b) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date or in the amount specified in any notice delivered pursuant hereto (whether or not such notice may be revoked or extended in accordance with the terms hereof) or (d) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense (but not for any anticipated profits) attributable to such event, including, if any of the foregoing Loans are denominated in any Alternative Currency, the actual costs and expenses of such Lender attributable to the premature unwinding of any hedging agreement entered into by such Lender in respect of the foreign currency exposure attributable to such Loan. The Borrower shall also compensate each Lender for the loss, cost or expense attributable to any failure by the Borrower to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. SECTION 2.17. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made free and clear of and without deduction or withholding for Taxes except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) required the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law or, at the option of the Administrative Agent, timely reimburse it for the payment of any Other Taxes.

60 [[8458356]] (c) The Borrower shall indemnify each Recipient, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Recipient on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or an Issuing Bank (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error. (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) (i) Any Lender that is entitled to an exemption from, or reduction of, withholding Tax under the law of the jurisdiction in which the Borrower is resident or located, or any treaty to which such jurisdiction is a party, with respect to payments made under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by law or reasonably requested by the Borrower or the Administrative Agent, as will permit such payments to be made without withholding or at a reduced rate; provided that such Lender has received written notice from the Borrower advising it of the availability of such exemption or reduction and containing all applicable documentation (together, if requested by such Lender, with a certified English translation thereof). In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup

61 [[8458356]] withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) or (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding Tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

62 [[8458356]] (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct or indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (g) If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts paid pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, under this Section with respect to Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of the indemnified party, agrees to repay to the indemnified party the amount

63 [[8458356]] paid pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event the indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section shall not be construed to require the Administrative Agent, any Issuing Bank or any Lender to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under this Agreement and the other Loan Documents. (i) For purposes of this Section, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA. SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements or otherwise) prior to the time required hereunder for such payment or, if no such time is expressly required, prior to (i) in the case of any payment in US Dollars, 1:00 p.m., New York City time and (ii) in the case of any payment in an Alternative Currency, the Applicable Time, in each case, on the date when due, in immediately available funds, without any defense, set-off, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent for the account of the applicable Lenders to such account as the Administrative Agent shall from time to time specify in one or more written notices delivered to the Borrower, except that payments to be made directly to an Issuing Bank as provided herein shall be so directly made and payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder and under each other Loan Document of principal or interest in respect of any Loan or LC Disbursement shall, except as otherwise expressly provided herein, be made in the currency of such Loan or LC Disbursement; all other payments hereunder and under each other Loan Document shall be made in US Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

64 [[8458356]] (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall notify the Administrative Agent of such fact and shall purchase (for cash at face value) participations in the Loans and LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including pursuant to Section 2.09), as in effect from time to time, or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of any Lenders or Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders or Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each applicable Lender or Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, (i) in the case of a payment denominated in US Dollars, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a payment denominated in any

65 [[8458356]] other currency, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests any payments under Section 2.15, or if the Borrower is required to pay Indemnified Taxes or any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation. (b) If (i) any Lender requests any payments under Section 2.15, (ii) the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, (iii) any Lender becomes a Defaulting Lender, (iv) any Lender becomes a Declining Lender or (v) any Lender becomes a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04, with the Borrower or the replacement Lender paying any applicable processing or recordation fees), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment and delegation); provided that (A) the Borrower shall have received the prior written consent of the Administrative Agent and each Issuing Bank (which consent shall not unreasonably be withheld, conditioned or delayed), (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (C) in the case of any such assignment and delegation resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments, (D) in the case of any such assignment and delegation resulting from the status of such Lender as a Declining Lender, the assignee shall have agreed to the applicable Maturity Date Extension Request and (E) in the case of any such assignment and delegation resulting from the status of such Lender as a Non-Consenting Lender, such assignment, together with any assignments by other Non-Consenting Lenders, will enable the Borrower to obtain sufficient consents to cause the applicable amendment, modification or waiver to become effective. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that an assignment and delegation required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the

66 [[8458356]] assignee and that the Lender required to make such assignment and delegation need not be a party thereto. SECTION 2.20. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) facility fees shall continue to accrue on the amount of the Commitment of such Defaulting Lender pursuant to Section 2.12(a) only to the extent of the Credit Exposure of such Defaulting Lender (excluding any portion thereof constituting LC Exposure of such Defaulting Lender that is subject to reallocation under clause (d)(i) below); (b) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity or otherwise) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank hereunder; third, to cash collateralize LC Exposure with respect to such Defaulting Lender in accordance with this Section 2.20; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (i) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (ii) cash collateralize future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section 2.20; sixth, to the payment of any amounts owing to the Lenders and the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise as may be required under the Loan Documents in connection with any Lien conferred thereunder or directed by a court of competent jurisdiction; provided that if (i) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (ii) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the

67 [[8458356]] Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure are held by the Lenders pro rata in accordance with their respective Commitments without giving effect to clause (d) below; it being agreed that any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or held in a deposit account to satisfy such Defaulting Lender’s potential future funding obligations pursuant to this clause (b) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto; (c) the Commitment and the Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders or any other requisite Lenders have taken or may take any action hereunder or under any other Loan Document (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided in Section 9.02, require the consent of such Defaulting Lender in accordance with the terms hereof; (d) if any LC Exposure exists at the time such Lender becomes a Defaulting Lender then: (i) the LC Exposure of such Defaulting Lender (other than any portion thereof attributable to unreimbursed LC Disbursements with respect to which such Defaulting Lender shall have funded its participation as contemplated by Sections 2.05(e) and 2.05(f)) shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that (x) the sum of all Non-Defaulting Lenders’ Credit Exposures plus such Defaulting Lender’s LC Exposure (in each case, excluding the portion thereof referred to above) does not exceed the sum of all Non-Defaulting Lenders’ Commitments and (y) each Non-Defaulting Lenders’ Credit Exposure does not exceed its Commitment; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Administrative Agent or an Issuing Bank (provided that such Issuing Bank shall immediately also notify the Administrative Agent) cash collateralize for the benefit of the applicable Issuing Banks the portion of such Defaulting Lender’s LC Exposure (other than any portion thereof referred to in the parenthetical in such clause (i)) that has not been reallocated as set forth in such clause in accordance with the procedures set forth in Section 2.05(i) for so long as such LC Exposure is outstanding; (iii) if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay participation fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such portion of such Defaulting Lender’s LC

68 [[8458356]] Exposure for so long as such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if any portion of the LC Exposure of such Defaulting Lender is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Sections 2.12(a) and 2.12(b) shall be adjusted to give effect to such reallocation; and (v) if all or any portion of such Defaulting Lender’s LC Exposure that is subject to reallocation pursuant to clause (i) above is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all facility fees that otherwise would have been payable to such Defaulting Lender with respect to such portion of its LC Exposure, and all participation fees payable under Section 2.12(b) with respect to such portion of its LC Exposure, shall be payable to the Issuing Banks (and allocated among them ratably based on the amount of such portion of the LC Exposure of such Defaulting Lender attributable to Letters of Credit issued by each Issuing Bank) until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and (e) so long as such Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend or extend any Letter of Credit, unless in each case it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be fully covered by the Commitments of the Non-Defaulting Lenders and/or cash collateral provided by the Borrower in accordance with clause (d) above, and participating interests in any such issued, amended or extended Letter of Credit will be allocated among the Non-Defaulting Lenders in a manner consistent with clause (d)(i) above (and such Defaulting Lender shall not participate therein). (f) In the event that (i) a Bankruptcy Event with respect to a Lender Parent shall have occurred following the date hereof and for so long as such Bankruptcy Event shall continue or (ii) any Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, no Issuing Bank shall be required to issue, amend or extend any Letter of Credit, unless such Issuing Bank shall have entered into arrangements with the Borrower or such Lender satisfactory to such Issuing Bank to defease any risk to it in respect of such Lender hereunder. (g) In the event that the Administrative Agent, the Borrower and each Issuing Bank each agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage, whereupon such Lender shall cease to be a Defaulting Lender (but shall not be entitled to receive any fees that ceased to accrue during the period when it was a Defaulting Lender and all amendments, waivers or other

69 [[8458356]] modifications effected without its consent in accordance with the provisions of Section 9.02 and this Section 2.20 during such period shall be binding on it). SECTION 2.21. Illegality. If any Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to any Daily Simple RFR, the Term CORRA, the EURIBO Rate or the Term SOFR, or to determine or charge interest based upon any Daily Simple RFR, the Term CORRA, the EURIBO Rate or the Term SOFR, or, with respect to any Loan denominated in any Alternative Currency, any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, such Alternative Currency in the applicable offshore interbank market, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent) (an “Illegality Notice”), (a) any obligation of the Lenders to make Loans of the affected Type or in the affected currency, and any right of the Borrower to continue Loans of the affected Type or in the affected currency, or to convert ABR Loans to Term SOFR Loans, as applicable, shall be suspended, and (b) if necessary to avoid such illegality, the Administrative Agent shall compute the Alternate Base Rate without reference to clause (c) of the definition of Alternate Base Rate, in each case until each such affected Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from the applicable Lender (with a copy to the Administrative Agent), prepay (or, in the case of an Illegality Notice with respect to Term SOFR Loans, convert all Term SOFR Loans to ABR Loans) (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Alternate Base Rate without reference to clause (c) of the definition of Alternate Base Rate), (A) with respect to RFR Loans, on the Interest Payment Date therefor, if all affected Lenders may lawfully continue to maintain such RFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such RFR Loans to such day or (B) with respect to Term Benchmark Loans, on the last day of the Interest Period then applicable thereto, if all affected Lenders may lawfully continue to maintain such Term Benchmark Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such Term Benchmark Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest (except with respect to any prepayment or conversion of an RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.16. ARTICLE III REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Lenders and the Issuing Banks, on the Restatement Effective Date and as of each other date the representations and warranties are made or deemed to be made pursuant to this Agreement, that: SECTION 3.01. Organization; Powers. Each of the Borrower and its Subsidiaries are duly organized, validly existing and in good standing (to the extent such concept is recognized in the jurisdiction of organization thereof) under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and

70 [[8458356]] is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, in each case (other than with respect to organization, existence and good standing in its jurisdiction of organization of the Borrower), except where the failure to do so, individually or in the aggregate, would not be materially likely to have a Material Adverse Effect. SECTION 3.02. Authorization; Enforceability. The Transactions are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document when executed and delivered by the Borrower will constitute, a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate the charter, by-laws or other organizational documents of the Borrower, (c) will not violate any applicable law, rule or regulation or any order of any Governmental Authority, (d) will not violate or result (alone or with notice or lapse of time, or both) in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or their respective assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries or their respective assets pursuant to the terms of any indenture, agreement or other instrument binding on the Borrower or any of its Subsidiaries, except in each case (other than in the case of clause (b) or (e)), where the absence of such consent or approval, or the failure to make such registration or filing, or take such other action, or such violation, default or payment would not be materially likely, individually or in the aggregate, to have a Material Adverse Effect. SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders (i) its consolidated balance sheet and consolidated statements of operations, comprehensive income, stockholders equity and cash flows as of the end of and for the fiscal year ended October 31, 2025, reported on by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and (ii) its unaudited consolidated balance sheet and related unaudited consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows as of and for the fiscal quarters and the portion of the fiscal year ended January 31, 2026. Such financial statements present fairly, in all material respects, the consolidated financial position and the consolidated results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to normal year-end audit adjustments and the absence of certain footnotes in the case of the statements referred to in clause (ii) above.

71 [[8458356]] (b) Since October 31, 2025, there has been no material adverse effect on the business, assets, operations or financial condition of the Borrower and the Subsidiaries, taken as a whole. SECTION 3.05. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) that would be materially likely, individually or in the aggregate, to have a Material Adverse Effect or (ii) that involve this Agreement or the Transactions. (b) Except with respect to any matters that, individually or in the aggregate, would not be materially likely to have a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim against the Borrower or any Subsidiary with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability of the Borrower or any Subsidiary. SECTION 3.06. Compliance with Laws and Agreements. Each of the Borrower and its Subsidiaries is in compliance with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, has not resulted and would not be materially likely to have a Material Adverse Effect. No Default has occurred and is continuing. SECTION 3.07. Investment Company Status. The Borrower is not an “investment company” within the meaning of, or subject to regulation under, the Investment Company Act of 1940. SECTION 3.08. Properties. (a) Each of the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except where the failure to have such title or such leasehold interests, individually or in the aggregate, has not resulted in and would not be materially likely to have a Material Adverse Effect. (b) Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, would not be materially likely to have a Material Adverse Effect. SECTION 3.09. Federal Reserve Regulations. No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of the provisions of the regulations of the Board of Governors, including Regulation U or Regulation X. Not more than 25% of the value of the assets of the Borrower individually, or of the Borrower and the

72 [[8458356]] Subsidiaries on a consolidated basis, subject to any provision of this Agreement under which the sale, pledge or disposition of assets is restricted (within the meaning of Regulation U), will consist of margin stock (as defined in Regulation U). SECTION 3.10. Taxes. The Borrower and its Subsidiaries have timely filed or caused to be filed all Tax returns and reports required to have been filed and have paid or caused to be paid all Taxes required to have been paid by them pursuant to said Tax returns or pursuant to any assessment received by them, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves (to the extent required by GAAP) or (b) to the extent that the failure to do so would not, individually or in the aggregate, be materially likely to have a Material Adverse Effect. SECTION 3.11. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would be materially likely to be expected to have a Material Adverse Effect. SECTION 3.12. Disclosure. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other written information (taken as a whole) (other than information of a general economic or industry specific nature) furnished by or on behalf of the Borrower to the Administrative Agent, any Arranger, the Syndication Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projections and other forward looking information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed by it to be reasonable at the time made and at the time so furnished (it being understood and agreed that actual results may vary materially from the projections). SECTION 3.13. AML Laws; Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, applicable AML Laws and applicable Sanctions. None of (a) the Borrower, any Subsidiary or, to the knowledge of the Borrower, any of their respective directors, officers, employees or Affiliates, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary or other Affiliate that will act in any capacity in connection with or benefit from the credit facility established hereby, (i) is a Sanctioned Person or (ii) is in material violation of AML Laws, Anti-Corruption Laws, or Sanctions. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will cause a violation of AML Laws, Anti-Corruption Laws or applicable Sanctions by any Person participating in the transactions contemplated by this Agreement, whether as lender, borrower, guarantor, agent, or otherwise. The Borrower represents that neither it nor any of its Subsidiaries nor, to the knowledge of the Borrower, any other Affiliate has engaged in or intends to engage in any dealings or transactions with, or for the benefit of, any Sanctioned Person or with or in any Sanctioned Country.

73 [[8458356]] ARTICLE IV CONDITIONS SECTION 4.01. Restatement Effective Date. The amendment and restatement of the Existing Credit Agreement to be in the form of this Agreement shall become effective on the first date on which the following conditions precedent shall have been satisfied (or waived in accordance with Section 9.02 of the Existing Credit Agreement): (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include electronic image scan transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement. (b) The Administrative Agent and the Arrangers shall have received a written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Restatement Effective Date) of Gibson, Dunn & Crutcher LLP, counsel for the Borrower, covering such matters relating to the Borrower, this Agreement or the Transactions as the Administrative Agent or the Arrangers shall reasonably request. (c) The Administrative Agent and the Arrangers shall have received such documents and certificates as the Administrative Agent, the Arrangers or their respective counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the Transactions and any other legal matters relating to the Borrower, this Agreement or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent, the Arrangers and their respective counsel. (d) The Administrative Agent and the Arrangers shall have received a certificate, dated the Restatement Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming satisfaction of the conditions set forth in paragraphs (a) and (b) of Section 4.02. (e) The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced at least two Business Days prior to the Restatement Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder. (f) The principal of and accrued interest on any loans outstanding, and all fees and other amounts accrued or owing, under the Existing Credit Agreement (other than in respect of contingent obligations with respect to which no claims have been made) shall have been paid in full substantially concurrently with the effectiveness of this Agreement. (g) The Administrative Agent, the Arrangers and the Lenders shall have received, at least two Business Days prior to the Restatement Effective Date, all documentation and other information relating to the Borrower requested by them at least

74 [[8458356]] 10 Business Days prior to the Restatement Effective Date for purposes of ensuring compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act. The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding upon all parties hereto. SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than any conversion or continuation of any Loan), and of each Issuing Bank to issue, amend or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions: (a) The representations and warranties of the Borrower set forth in this Agreement (other than, after the Restatement Effective Date, the representations and warranties set forth in Sections 3.04(b) and 3.05(a)) shall be true and correct (i) in the case of such representations and warranties qualified as to materiality, in all respects, and (ii) otherwise, in all material respects, in each case on and as of the date of such Borrowing or the date of issuance, amendment or extension of such Letter of Credit, as applicable, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all respects or in all material respects, as applicable, on and as of such date. (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing. Each Borrowing (other than any conversion or continuation of any Loan) and each issuance, amendment or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof that the conditions specified in paragraphs (a) and (b) of this Section have been satisfied. ARTICLE V AFFIRMATIVE COVENANTS Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, all LC Disbursements have been reimbursed and all Letters of Credit (other than Collateralized Letters of Credit) have expired or been terminated, the Borrower covenants and agrees with the Lenders that: SECTION 5.01. Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent for transmission to each Lender: (a) within 90 days after the end of each fiscal year of the Borrower (or, if earlier, the date on which the Borrower files the same with the SEC), a copy of its audited consolidated balance sheet and related audited consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows as of the end of and for such

75 [[8458356]] fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, accompanied by a report of PricewaterhouseCoopers LLP or other independent registered public accounting firm of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of the related audit) to the effect that such consolidated financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and the Subsidiaries on a consolidated basis as of the end of and for such fiscal year in accordance with GAAP consistently applied; (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (or, if earlier, the date on which the Borrower files the same with the SEC), a copy of its consolidated balance sheet and related consolidated statements of operations and comprehensive income as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year and the related statement of cash flows for the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its Subsidiaries on a consolidated basis as of the end of and for such fiscal quarter and such portion of the fiscal year in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (which certification requirement shall be deemed satisfied by the execution by a Financial Officer of the certification required to be filed with the SEC pursuant to Item 601 of Regulation S-K); (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate signed by a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and is continuing and, if a Default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.04 (including whether any Indebtedness has been excluded from the calculation of Adjusted Consolidated Total Indebtedness pursuant to the proviso set forth in the definition of such term); (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or distributed by the Borrower to its stockholders generally, as the case may be; and (e) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower and the Subsidiaries, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender (acting through the Administrative Agent) may reasonably request. Information required to be delivered pursuant to clause (a), (b) or (d) of this Section shall be deemed to have been delivered if and when such information, or one or more annual or quarterly

76 [[8458356]] reports containing such information, shall have been posted by the Administrative Agent on the Platform or shall be publicly available on the website of the SEC at http://www.sec.gov or the website of the Borrower at http://www.keysight.com. Information required to be delivered pursuant to this Section may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent. SECTION 5.02. Notices of Material Events. The Borrower will furnish to the Administrative Agent prompt written notice of the following: (a) the occurrence of any Default; (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against the Borrower or any Subsidiary that would be materially likely to have a Material Adverse Effect; (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would be materially likely to be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding US$100,000,000; and (d) any other development that has had, or in the judgment of the Borrower would be materially likely to have, a Material Adverse Effect. Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer setting forth the details of the event or development requiring such notice (or referring to a description of such event or development in the publicly available SEC filings of the Borrower) and any action taken or proposed to be taken with respect thereto. SECTION 5.03. Existence. The Borrower will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise permitted by Section 6.04; provided that this Section shall not require the preservation of the legal existence of any Subsidiary if the Borrower shall determine that the preservation of such existence is no longer necessary or desirable in the conduct of the business of the Borrower and the Subsidiaries taken as a whole. SECTION 5.04. Businesses and Properties. Except as otherwise permitted by Section 6.03 or where the failure to do so, individually or in the aggregate, would not be materially likely to have a Material Adverse Effect, the Borrower will, and will cause each Subsidiary to, at all times (a) do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect the rights, licenses, permits, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business and (b) maintain, preserve and protect all property material to the conduct of such business. SECTION 5.05. Payment of Taxes. The Borrower will, and will cause each of the Subsidiaries to, pay its Tax liabilities before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith, (b) the Borrower or the applicable Subsidiary has set aside on its books adequate reserves with respect thereto to the extent required by GAAP and (c) the failure to make payment pending such contest would

77 [[8458356]] not, individually or in the aggregate, be materially likely to be expected to have a Material Adverse Effect. SECTION 5.06. Insurance. The Borrower will, and will cause its Subsidiaries, as appropriate, to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations; provided that the Borrower and its Subsidiaries may self-insure up to the same extent as other companies of similar size engaged in comparable businesses. SECTION 5.07. Books and Records; Inspection Rights. The Borrower will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities, to the extent required by GAAP. The Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, at reasonable times and upon reasonable prior notice (given through the Administrative Agent), to visit and inspect its properties, to examine and make extracts from its books and records and to discuss its affairs, finances and condition with its officers and independent accountants (it being agreed that, the foregoing, with respect to any Subsidiary, will be coordinated through the Borrower). SECTION 5.08. Compliance with Laws. The Borrower will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, including Environmental Laws and ERISA, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. In addition, the Borrower will maintain in effect policies and procedures designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, applicable AML Laws and applicable Sanctions. SECTION 5.09. Use of Proceeds. The Borrower will use the proceeds of the Loans and the Letters of Credit only for general corporate purposes of the Borrower and the Subsidiaries. The Borrower will not permit the proceeds of any Loan or any Letter of Credit to be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of the provisions of the regulations of the Board of Governors, including Regulation U or Regulation X. The Borrower will not permit more than 25% of the value of the assets of the Borrower individually, or of the Borrower and the Subsidiaries on a consolidated basis, that are subject to any provision of this Agreement under which the sale, pledge or disposition of assets is restricted (within the meaning of Regulation U) to consist of margin stock (as defined in Regulation U). ARTICLE VI NEGATIVE COVENANTS Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, all LC

78 [[8458356]] Disbursements have been reimbursed and all Letters of Credit (other than Collateralized Letters of Credit) have expired or been terminated, the Borrower covenants and agrees with the Lenders that: SECTION 6.01. Subsidiary Indebtedness. The Borrower will not permit any Subsidiary to create, incur, assume or permit to exist any Indebtedness or permit to exist any preferred stock or other preferred equity interests, except: (a) Indebtedness under this Agreement; (b) Indebtedness, preferred stock or other preferred equity interests existing on the date hereof and set forth on Schedule 6.01 and extensions, renewals or replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (other than by the amount of any fees, original issue discount, costs and expenses in connection with such extension, renewal or replacement and any accrued interest on such Indebtedness); (c) Indebtedness, preferred stock or preferred equity interests of Subsidiaries existing at the time they become Subsidiaries (or, in the case of any Indebtedness of any Person not previously a Subsidiary, merged or consolidated with or into any Subsidiary) after the date hereof and not incurred or issued or sold in contemplation of their becoming Subsidiaries (or such merger or consolidation) and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (other than by the amount of any fees, original issue discount, costs and expenses in connection with such extension, renewal or replacement and any accrued interest on such Indebtedness); (d) Indebtedness of any Subsidiary incurred to finance the acquisition, construction or improvement by such Subsidiary of any fixed or capital assets, including Capital Lease Obligations, provided that such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (other than by the amount of any fees, original issue discount, costs and expenses in connection with such extension, renewal or replacement and any accrued interest on such Indebtedness); (e) Indebtedness of any Subsidiary to the Borrower or any other Subsidiary, or any preferred stock or other preferred equity interests of any Subsidiary held by the Borrower or any other Subsidiary; provided that no such Indebtedness, preferred stock or other preferred equity interests shall be assigned to, or subjected to any Lien in favor of, a Person other than the Borrower or a Subsidiary; (f) Indebtedness of any Subsidiary as an account party in respect of letters of credit or letters of guarantee, in each case backing obligations that do not constitute Indebtedness of any Subsidiary;

79 [[8458356]] (g) Indebtedness consisting of industrial development, pollution control or other revenue bonds or similar instruments issued or guaranteed by any Governmental Authority; (h) Indebtedness and preferred stock and other preferred equity interests; provided that the sum, without duplication, of (i) the aggregate principal amount of the outstanding Indebtedness, and the aggregate liquidation preference value of the outstanding preferred stock and other preferred equity interests, permitted by this clause (h) and (ii) the aggregate principal amount of the outstanding Indebtedness secured by Liens (including Liens deemed to exist in connection with Securitization Transactions) permitted by Section 6.02(j) does not at any time exceed 15% of Consolidated Net Assets; and (i) Indebtedness owed in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing-house transfers of funds; provided that such Indebtedness shall be repaid in full within five Business Days of the incurrence thereof. SECTION 6.02. Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, except: (a) Permitted Liens; (b) Liens created under this Agreement, and Liens on cash collateral provided by the Borrower to an Issuing Bank in respect of Collateralized Letters of Credit as contemplated by Section 2.05(n); (c) Liens existing on the date hereof and set forth on Schedule 6.02 and any extensions, renewals or replacements thereof; provided that (i) no such Lien shall apply to any other assets of the Borrower or any Subsidiary, other than improvements and accessions to the subject assets and proceeds thereof, and (ii) no such Lien shall secure obligations other than those that it secured on the date hereof and permitted extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (other than by the amount of any fees, original issue discount, costs and expenses in connection with such extension, renewal or replacement and any accrued interest on such obligation); (d) Liens on assets existing at the time such assets are acquired by the Borrower or a Subsidiary and any extensions, renewals or replacements thereof; provided that (i) no such Lien is created in contemplation of or in connection with any such acquisition, (ii) no such Lien shall apply to any other assets of the Borrower or any Subsidiary, other than improvements and accessions to the subject assets and proceeds thereof, and (iii) no such Lien shall secure obligations other than those that it secures on the date of such acquisition and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (other than by the amount of any fees,

80 [[8458356]] original issue discount, costs and expenses in connection with such extension, renewal or replacement and any accrued interest on such obligation); (e) Liens on assets of any Person at the time such Person becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into the Borrower or a Subsidiary in a transaction permitted hereunder) after the date hereof and any extensions, renewals and replacements thereof; provided that (i) no such Lien is created in contemplation of or in connection with such Person becoming a Subsidiary (or such merger or consolidation), (ii) no such Lien shall apply to any other assets of the Borrower or any Subsidiary, other than improvements and accessions to the subject assets and proceeds thereof, and (iii) no such Lien shall secure obligations other than those that it secures on the date such Person becomes a Subsidiary (or is so merged or consolidated) and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (other than by the amount of any fees, original issue discount, costs and expenses in connection with such extension, renewal or replacement and any accrued interest on such obligation); (f) Liens securing Indebtedness incurred to finance the acquisition, construction or improvement of any fixed or capital assets (including Liens deemed to exist in connection with Capital Lease Obligations) acquired after the date hereof to the extent such Liens are created at the time of or within 180 days after the acquisition, or the completion of such construction or improvement, of such fixed or capital assets, and any Liens securing extensions, renewals and replacements of such Indebtedness that do not increase the outstanding principal amount thereof (other than by the amount of any fees, original issue discount, costs and expenses in connection with such extension, renewal or replacement and any accrued interest on such Indebtedness); provided that no such Lien shall apply to any assets of the Borrower or any Subsidiary, other than the subject fixed or capital assets, improvements and accessions thereto and proceeds thereof; provided further that individual financings of fixed or capital assets otherwise permitted to be secured hereunder provided by any Person (or its Affiliates) may be cross-collateralized to other such financings provided by such Person (or its Affiliates); (g) customary Liens arising from or created in connection with the issuance of trade letters of credit for the account of the Borrower or any Subsidiary supporting obligations not constituting Indebtedness; provided that such Liens encumber only the raw materials, inventory, machinery or equipment in connection with the purchase for which such letters of credit are issued; (h) Liens on assets of Subsidiaries securing obligations owed to the Borrower or one or more other Subsidiaries; (i) Liens on cash collateral or government securities to secure obligations under Hedging Agreements; provided that the aggregate value of any collateral so pledged does not exceed US$30,000,000 in the aggregate at any time; (j) Liens securing or deemed to exist in connection with Indebtedness and sales of accounts receivable and interests therein pursuant to Securitization Transactions;

81 [[8458356]] provided that the sum, without duplication, of (i) the aggregate principal amount of the outstanding Indebtedness secured by Liens or deemed to exist in connection with Securitization Transactions permitted by this clause (j) and (ii) the aggregate principal amount of the outstanding Indebtedness and the aggregate liquidation preference value of the outstanding preferred stock and other preferred equity interests permitted by Section 6.01(h) does not at any time exceed 15% of Consolidated Net Assets; (k) Liens incurred in connection with the sale or transfer of any equity interests or other assets in a transaction permitted hereunder, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof; (l) in the case of (i) any Subsidiary that is not a wholly owned Subsidiary of the Borrower or (ii) the equity interests in any Person that is not a Subsidiary, any encumbrance or restriction, including any put and call arrangements, related to equity interests in such Subsidiary or such other Person set forth in the organizational documents of such Subsidiary or such other Person or any related joint venture, shareholders’ or similar agreements; (m) Liens solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by the Borrower or any Subsidiary in connection with any letter of intent or purchase agreement for any acquisition or other transaction permitted hereunder; and (n) Liens on cash deposited in connection with the discharge, redemption or repayment of any Indebtedness in favor of the holders of such Indebtedness or any trustee, agent or similar representative thereof. SECTION 6.03. Fundamental Changes. (a) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) assets representing all or substantially all the consolidated assets of the Borrower and the Subsidiaries (whether now owned or hereafter acquired), or liquidate or dissolve, except that if at the time thereof and immediately after giving pro forma effect thereto (as if the relevant transaction and any related incurrence or repayment of Indebtedness had occurred at the beginning of the most recent Test Period) no Default shall have occurred and be continuing (i) any Person may merge into or consolidate with the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Person (other than the Borrower) may merge into or consolidate with any Subsidiary in a transaction in which the surviving entity is a Subsidiary and (iii) any Subsidiary may liquidate or dissolve or, so long as such transaction does not constitute a transfer or other disposition (in one transaction or in a series of transactions) of all or substantially all the consolidated assets of the Borrower and the Subsidiaries (whether now owned or hereafter acquired), merge with or into any other Person (other than the Borrower). (b) The Borrower will not, and will not permit any Subsidiary to, engage to any extent material to the Borrower and the Subsidiaries on a consolidated basis in any business

82 [[8458356]] other than the businesses of the type conducted by the Borrower and the Subsidiaries on the Restatement Effective Date and businesses reasonably related or complementary thereto. SECTION 6.04. Financial Covenant. The Borrower will not permit the ratio of (a) Adjusted Consolidated Total Indebtedness as of the last day of any Test Period to (b) Consolidated EBITDA for such Test Period to be greater than 3.50 to 1.00; provided that, upon consummation of a Qualified Material Acquisition, with respect to the fiscal quarter in which such Qualified Material Acquisition is consummated and the subsequent three consecutive fiscal quarters, the maximum permitted ratio set forth above shall, at the election of the Borrower by notice to the Administrative Agent, be increased to 4.00 to 1.00; provided further that (i) following any such election by the Borrower, no subsequent election may be made by the Borrower unless the ratio has been at or below 3.50 to 1.00 as of the last day of at least two consecutive fiscal quarters immediately preceding such subsequent election and (ii) the Borrower may not make such an election more than three times since the Restatement Effective Date. SECTION 6.05. Use of Proceeds. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its and their respective directors, officers, employees, Affiliates and agents shall not use, directly or indirectly, the proceeds of any Borrowing or Letter of Credit, or lend, contribute or otherwise make available such proceeds to any Subsidiary, other Affiliate, joint venture partner or other Person, (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or AML Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or involving any goods originating in or with a Sanctioned Person or Sanctioned Country or (c) in any manner that would result in the violation of any Sanctions by any Person (including any Person participating in the transactions contemplated hereunder, whether as underwriter, advisor lender, investor or otherwise). ARTICLE VII EVENTS OF DEFAULT If any of the following events (“Events of Default”) shall occur: (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

83 [[8458356]] (c) any representation, warranty or certification made or deemed made by or on behalf of the Borrower in or in connection with this Agreement or any other Loan Document shall prove to have been materially incorrect when made or deemed made; (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to the Borrower’s existence) or 5.09 or in Article VI; (e) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender); (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest) in respect of any Material Indebtedness, when and as the same shall become due and payable (but only after all the periods of grace, if any, applicable thereto have lapsed); (g) any event or condition occurs that results in any Material Indebtedness becoming due or being terminated or required to be prepaid, repurchased, redeemed or defeased prior to its scheduled maturity, or that enables or permits (all the periods of grace, if any, applicable thereto having lapsed, but with or without the giving of notice) the holder or holders of any Material Indebtedness (or, in the case of any Securitization Transaction, the purchasers or lenders thereunder or, in the case of any Hedging Agreement, the counterparties thereto) or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to terminate or require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (i) any secured Indebtedness that becomes due or is required to be prepaid, repurchased, redeemed or defeased as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, (ii) any Indebtedness that becomes due or is prepaid, repurchased, redeemed or defeased as a result of a refinancing thereof, (iii) any debt proceeds, equity proceeds or dispositions prepayment requirements contained in any bridge or other interim credit facility, (iv) any Acquisition Indebtedness incurred in connection with an Acquisition prior to the date such Acquisition is consummated that becomes due or is required to be prepaid, repurchased, redeemed or defeased on account of such Acquisition not having been consummated prior to a specified date or (v) any Indebtedness of any Person assumed in connection with an Acquisition to the extent that such Indebtedness is repaid, repurchased or redeemed (or offered to be repaid, repurchased or redeemed) as required by the terms thereof in connection with the Acquisition of such Person; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian,

84 [[8458356]] sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; (i) the Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation (other than any liquidation of a Subsidiary permitted by Section 6.03(a)(iii)), reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (j) the Borrower or any Material Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; (k) one or more judgments for the payment of money in an aggregate amount in excess of US$150,000,000 (net of any available insurance provided by a solvent and unaffiliated insurer that has not disputed coverage) shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or a judgment creditor shall have attached or levied upon any assets of the Borrower or any Subsidiary to enforce any such judgment (but only if such attachment or levy shall not be effectively stayed); (l) an ERISA Event shall have occurred that, in the reasonable opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, would be materially likely to result in liability of the Borrower and the Subsidiaries in an aggregate amount in excess of US$150,000,000; or (m) a Change in Control shall occur; then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or

85 [[8458356]] other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. ARTICLE VIII THE ADMINISTRATIVE AGENT SECTION 8.01. Appointment and Authority. Each of the Lenders and the Issuing Banks hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors to serve as Administrative Agent under the Loan Documents, and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article (other than Section 8.06, which shall also be for the benefit of the Borrower) are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and the Borrower shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. SECTION 8.02. Rights as a Lender or Issuing Bank. Any Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender or an Issuing Bank as any other Lender or Issuing Bank and may exercise the same as though it were not the Administrative Agent, and the terms “Lender”, “Lenders”, “Issuing Bank” and “Issuing Banks” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any of the Subsidiaries or any other Affiliate thereof as if it were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or Issuing Banks. SECTION 8.03. Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the

86 [[8458356]] Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 9.02), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, could expose the Administrative Agent to liability or to be contrary to any Loan Document or applicable law, rule or regulation, including for the avoidance of doubt any action that may be in violation of the automatic stay under any debtor relief law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any debtor relief law, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a final, non-appealable judgment of a court of competent jurisdiction). The Administrative Agent shall be deemed to have no knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made or deemed made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein as being acceptable or satisfactory to the Administrative Agent. Notwithstanding anything herein to the contrary, the Administrative Agent shall not have any liability arising from any confirmation of the Credit Exposure or the component amounts thereof, any Exchange Rate or any US Dollar Equivalent. SECTION 8.04. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts

87 [[8458356]] selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 8.05. Delegation of Duties. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. SECTION 8.06. Resignation or Removal of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower and subject to the consent of the Borrower (so long as no Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing at such time), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity or expense reimbursement payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent (other than payment and communications to the Administrative Agent in its individual capacity as such) shall instead be made by or to each Lender and Issuing Bank directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of

88 [[8458356]] the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity or expense reimbursement payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. (d) Any resignation pursuant to this Section 8.06 by a Person acting as Administrative Agent shall, unless such Person shall notify the Borrower and the Lenders otherwise, also act to relieve such Person and its Affiliates of any obligation to issue new, or extend existing, Letters of Credit where such issuance or extension is to occur on or after the effective date of such resignation. Upon the acceptance of a successor Administrative Agent’s appointment as Administrative Agent hereunder, (i) such successor Administrative Agent shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank, (ii) the retiring Issuing Bank shall be discharged from all of its duties and obligations hereunder, and (iii) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit. SECTION 8.07. Non-Reliance on Administrative Agent and Other Lenders. Each Lender and each Issuing Bank acknowledges that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) in participating as a Lender or Issuing Bank, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case, in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrower and its Subsidiaries, or for the purpose of acquiring or holding any other type of financial instrument such as a security (and each Lender and Issuing Bank agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws), (iii) it has, independently and without reliance upon the Administrative Agent, any Arranger, the Syndication Agent or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender or Issuing Bank, as the case may be, and to make, acquire or hold Loans or other credit extensions hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or Issuing Bank and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and Issuing Bank also acknowledges that it will, independently and

89 [[8458356]] without reliance upon the Administrative Agent, any Arranger, the Syndication Agent or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Each Lender and Issuing Bank, by delivering its signature page to this Agreement, or delivering its signature page to an Assignment and Assumption or an Accession Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders and Issuing Banks on the Restatement Effective Date. SECTION 8.08. No Other Duties, Etc. The parties agree that none of the Arrangers or the Syndication Agent referred to on the cover page of this Agreement shall, in its capacity as such, have any duties or responsibilities under this Agreement or any other Loan Document. SECTION 8.09. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one (1) of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one (1) or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one (1) or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection

90 [[8458356]] (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or a Lender has not provided another representation, warranty and covenant as provided in subclause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that none of the Administrative Agent, or any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 8.10. Erroneous Payments. (a) If the Administrative Agent notifies any Lender, any Issuing Bank or any Person that has received funds on behalf of any Lender or any Issuing Bank (any such Lender or Issuing Bank, or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under paragraph (b) of this Section) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Bank or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender or Issuing Bank shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

91 [[8458356]] (b) Without limiting paragraph (a) of this Section, each Lender, Issuing Bank or any other Payment Recipient that has received funds on behalf of a Lender or Issuing Bank, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, Issuing Bank or other such Payment Recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of the immediately preceding clause (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) in the case of the immediately preceding clause (z), an error has been made, in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender or Issuing Bank shall (and shall cause any Payment Recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.10(b). (c) Each Lender and Issuing Bank hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Issuing Bank under this Agreement, or otherwise payable or distributable by the Administrative Agent to such Lender or Issuing Bank from any source, against any amount due to the Administrative Agent under paragraph (a) of this Section or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with the paragraph (a) of this Section, from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an electronic transmission system to which the Administrative Agent and such parties are

92 [[8458356]] participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any promissory notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment, and, upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any Payment Recipient that receives funds on its behalf). No Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender or Issuing Bank under this Agreement with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 8.10 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under this Agreement.

93 [[8458356]] ARTICLE IX MISCELLANEOUS SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) of this Section), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email, as follows: (i) if to the Borrower, to it at Keysight Technologies, Inc., 1400 Fountaingrove Parkway, Santa Rosa, California 95403, Attention: Treasurer, with a copy to Keysight Technologies, Inc., 1400 Fountaingrove Parkway, Santa Rosa, California 95403, Attention: General Counsel (notice.legal@keysight.com); (ii) if to the Administrative Agent or Citibank, N.A., in its capacity as an Issuing Bank, to Citibank, N.A., One Penns Way, Building 2, New Castle, Delaware 19720, Attention: Agency Operations (usagencyservicing@citi.com); and (iii) if to any other Issuing Bank or Lender, to it at its address set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; and unless the Administrative Agent otherwise prescribes, (x) notices and other communications sent to an e- mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), and (y) notices and other communications posted to the Platform or delivered through other electronic communication (other than email) shall be deemed received upon the deemed receipt by the intended recipient, at its email address as described in the foregoing clause (x), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (x) and (y) above, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (b) Notwithstanding anything herein to the contrary, notices and other communications to the Lenders and Issuing Banks hereunder may be delivered or furnished, in addition to email, by other electronic communications (including internet and intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender or Issuing Bank if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by such electronic communication. Any notices or other communications to the Administrative Agent or the Borrower may be delivered or furnished, in addition to email, by electronic communications pursuant to procedures approved by the recipient thereof prior thereto; provided that approval of such procedures may be limited or rescinded by any such Person by notice to each other such Person.

94 [[8458356]] (c) Any party hereto may change its address, telephone number or email for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any change by a Lender or an Issuing Bank, by notice to the Borrower and the Administrative Agent). (d) (i) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Issuing Banks and the Lenders by posting the Communications on the Platform. (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, any Issuing Bank or any other Person for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through the Platform. SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. (b) Subject to Section 9.02(c), none of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the

95 [[8458356]] Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender, or change the currency in which extensions of credit are available thereunder, without the written consent of such Lender, (ii) reduce the principal amount of any Loan or any LC Disbursement or reduce the rate of interest thereon (other than as a result of any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.13(f)), or reduce any fees payable hereunder, without the written consent of each Lender adversely affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or any LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, in each case, without the written consent of each Lender adversely affected thereby, (iv) change Section 2.08(c) or Section 2.18(b) or 2.18(c) in a manner that would alter the pro rata sharing of Commitment reductions or payments required thereby, as the case may be, without the written consent of each Lender adversely affected thereby or (v) change any of the provisions of this Section or the percentage set forth in the definition of the term “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or any Issuing Bank hereunder without the prior written consent of the Administrative Agent or such Issuing Bank, as the case may be. (c) Notwithstanding anything to the contrary in paragraph (b) of this Section: (i) any amendment of the definition of the term “Applicable Rate” pursuant to the last sentence of such definition shall require only the written consent of the Borrower and the Required Lenders; (ii) no consent with respect to any waiver, amendment or modification of this Agreement or any other Loan Document shall be required of any Defaulting Lender, except with respect to any waiver, amendment or other modification referred to in clause (i), (ii) or (iii) of the first proviso of paragraph (b) of this Section and then only in the event such Defaulting Lender shall be adversely affected by such amendment, waiver or other modification; (iii) if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement, so long as, in each case, the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment, modification or supplement; and

96 [[8458356]] (iv) this Agreement may be amended in the manner provided in Sections 2.05(j), 2.05(k), 2.08(d), 2.09 and 2.14(b) and the term “LC Commitment”, as such term is used in reference to any Issuing Bank, may be modified as contemplated by the definition of such term. (d) Any amendment, waiver or other modification effected in accordance with this Section shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender. SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers, the Syndication Agent and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Banks in connection with the issuance, amendment or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Issuing Bank or any Lender, including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Bank or any Lender, in connection with the lawful enforcement of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) The Borrower shall indemnify the Administrative Agent (and any sub- agent thereof), each Arranger, the Syndication Agent, each Lender and each Issuing Bank, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, the other Loan Documents or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of the Subsidiaries, or any other Environmental Liability related in any way to the Borrower or any of the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto or whether brought by any third party or by the Borrower or any of its Affiliates; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and

97 [[8458356]] non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. This paragraph shall not apply with respect to Taxes, other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Issuing Bank, or any Related Party of any of the foregoing, under paragraph (a) or (b) of this Section (and without limiting its obligation to do so), each Lender severally agrees to pay to the Administrative Agent (or such sub-agent), such Issuing Bank, or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or such sub-agent) or such Issuing Bank in its capacity as such, or against any Related Party of any of the foregoing for the Administrative Agent (or any such sub-agent) or any Issuing Bank in connection with such capacity. (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Lender-Related Person, on any theory of liability, for (i) any damages arising from the use by others of information (including personal data) or other materials obtained through telecommunications, electronic or other information transmission systems (including the internet) or (ii) special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof. (e) All amounts due under this Section shall be payable promptly after written demand therefor. SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate or branch of any Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, each Lender and each Issuing Bank (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate or branch of any Issuing Bank that issues Letters of Credit), Participants (to the extent provided in paragraph (c) of this Section), the Arrangers, the Syndication Agent and, to the extent expressly contemplated hereby, the sub-agents of the Administrative Agent and the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time

98 [[8458356]] owing to it) with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of: (A) the Borrower; provided that no consent of the Borrower shall be required (1) for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund and (2) if an Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing at the time of such assignment, for any other assignment (provided that the Borrower shall nonetheless be provided notice of such assignment); provided further that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received written notice thereof; (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund; and (C) each Issuing Bank. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than US$5,000,000 unless each of the Borrower and the Administrative Agent otherwise consents; provided that no such consent of the Borrower shall be required if an Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing at the time of such assignment; provided further that the Borrower shall be deemed to have consented to any such amount unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received written notice thereof; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of US$3,500, provided that only one such processing and recordation fee shall be payable in the event of simultaneous assignments from any Lender or its Approved Funds to one or more other Approved Funds of such Lender; and

99 [[8458356]] (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate- level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including Federal, State and foreign securities laws. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and records of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon receipt by the Administrative Agent of an Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder) and the processing and recordation fee referred to in this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that the Administrative Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Administrative Agent reasonably believes that such Assignment and Assumption lacks any written consent required by this Section or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the

100 [[8458356]] assigning Lender and the assignee. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph, and following such recording, unless otherwise determined by the Administrative Agent (such determination to be made in the sole discretion of the Administrative Agent, which determination may be conditioned on the consent of the assigning Lender and the assignee), shall be effective notwithstanding any defect in the Assignment and Assumption relating thereto. Each assigning Lender and the assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the Administrative Agent that all written consents required by this Section with respect thereto (other than the consent of the Administrative Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form, and each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee. (c) Any Lender may, without the consent of the Borrower, the Administrative Agent or any Issuing Bank, sell participations to one or more Eligible Assignees (“Participants”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant or requires the approval of all the Lenders. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (x) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section and (y) shall not be entitled to receive any greater payment under Section 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant to which it has sold a participation and the principal amounts (and stated interest) of each such Participant’s interest in the Loans or other rights and obligations of such Lender under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or

101 [[8458356]] any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Loans or other rights and obligations under any this Agreement) except to the extent that such disclosure is necessary to establish that such Loan or other right or obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as such) shall not have any responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein, in the other Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Arranger, the Syndication Agent, any Issuing Bank or any Lender or any Affiliate of any of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee, LC Disbursement or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit (other than any Collateralized Letter of Credit) is outstanding and so long as the Commitments have not expired or terminated. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement or any other Loan Document, in the event that, in connection with the refinancing or repayment in full of the credit facility provided for herein, an Issuing Bank shall have provided to the Administrative Agent a written consent to the release of the Lenders from their obligations hereunder with respect to any Letter of Credit issued by such Issuing Bank (whether as a result of the obligations of the Borrower in respect of such Letter of Credit having been collateralized in full by a deposit of cash with such Issuing Bank, or being supported by a letter of credit that names such Issuing Bank as the beneficiary thereunder, or otherwise), then from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents (including for purposes of determining whether the Borrower is required to comply with Articles V and VI hereof, but excluding Sections 2.15, 2.16, 2.17 and 9.03 hereof and any expense reimbursement or indemnity provisions set forth in any other Loan Document), and the Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Sections 2.05(d) or 2.05(e). The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and

102 [[8458356]] Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including the commitments of the Lenders and, if applicable, their Affiliates under any commitment advices submitted by them. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by electronic image scan transmission shall be effective as delivery of a manually executed counterpart of this Agreement. (b) The words “execution”, “signed”, “signature” and words of like import in this Agreement and the other Loan Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, Issuing Bank or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations then due of the Borrower now or hereafter existing under this Agreement held by such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement. The rights of each Lender, each Issuing Bank and each of their respective Affiliates under this Section are

103 [[8458356]] in addition to other rights and remedies (including other rights of setoff) that such Lender, Issuing Bank or Affiliate may have. SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement, and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise and whether in law or in equity) arising out of or relating to this Agreement or the transactions contemplated hereby, shall be construed in accordance with and governed by the law of the State of New York. (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court of the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and, subject to the final sentence of this paragraph, hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any suit, action or proceeding relating to this Agreement or any other Loan Document against the Borrower or any of its properties in the courts of any jurisdiction. (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF

104 [[8458356]] LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12. Confidentiality; Non-Public Information. (a) The Administrative Agent, each Issuing Bank and each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential or shall be subject to a professional or employment obligation of confidentiality applying to the Information), (ii) to the extent requested by any Governmental Authority or any other regulatory authority purporting to have jurisdiction over it or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (but only after giving prompt written notice to the Borrower, to the extent permitted by law, of any such requirement or request (except with respect to any audit or examination conducted by any Governmental Authority) so that the Borrower may seek a protective order or other appropriate remedy and/or waive compliance with this Section), (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (x) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (y) any actual or prospective party (or its Related Parties) to any swap, derivative, insurance or other transaction under which payments are to be made by reference to the Borrower and their obligations, this Agreement or payments hereunder; (vii) on a confidential basis to (x) any rating agency in connection with rating the Borrower or its Subsidiaries or their Obligations under this Agreement or (y) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to this Agreement; (viii) with the consent of the Borrower or (ix) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section, or (B) becomes available to the Administrative Agent, any Issuing Bank, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. In addition, the Administrative Agent, the Lenders and the Issuing Banks may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent, the Arrangers and the Lenders in connection with the administration of this Agreement, the other Loan Documents, the Loans and the Commitments. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower;

105 [[8458356]] provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. For the avoidance of doubt, nothing herein prohibits any Person from communicating or disclosing information regarding suspected violations of laws, rules or regulations to a Governmental Authority or self-regulatory authority without any notification to any Person. (b) Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Borrower and the Administrative Agent that (i) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, state and foreign securities laws, and (ii) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws. (c) The Borrower and each Lender acknowledge that, if information furnished by the Borrower pursuant to or in connection with this Agreement is being distributed by the Administrative Agent through DebtDomain or another website or other information platform (the “Platform”), (i) the Administrative Agent may post any information that the Borrower has indicated as containing MNPI solely on that portion of the Platform as is designated for Private Side Lender Representatives and (ii) if the Borrower has not indicated whether any information furnished by it pursuant to or in connection with this Agreement contains MNPI, the Administrative Agent reserves the right to post such information solely on that portion of the Platform as is designated for Private Side Lender Representatives. The Borrower agrees to clearly designate all information provided to the Administrative Agent by or on behalf of the Borrower that is suitable to be made available to Public Side Lender Representatives, and the Administrative Agent shall be entitled to rely on any such designation by the Borrower without liability or responsibility for the independent verification thereof. SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together

106 [[8458356]] with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender. SECTION 9.14. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. (b) The obligations of the Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrower contained in this Section shall survive the termination of this Agreement and the payment of all other amounts owing hereunder. SECTION 9.15. USA Patriot Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the USA Patriot Act. SECTION 9.16. No Fiduciary Relationship. The Borrower, on behalf of itself and its Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Borrower, its Subsidiaries and their Affiliates, on the one hand, and the Administrative Agent, the Arrangers, the Syndication Agent, the Lenders, the Issuing Banks and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, any Arranger, the Syndication Agent, any Lender, any Issuing Bank or any of their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Arrangers, the Syndication Agent, the Lenders, the Issuing Banks and their Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, the Arrangers, the Syndication Agent, the Lenders, the Issuing Banks or their Affiliates has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it or any of its Affiliates may have against the Administrative Agent, the Arrangers, the Syndication Agent, the

107 [[8458356]] Lenders, the Issuing Banks and their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. SECTION 9.17. Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 9.18. Amendment and Restatement. Until the amendment and restatement of the Existing Credit Agreement becomes effective in accordance with the terms of Section 4.01, the Existing Credit Agreement shall remain in full force and effect and shall not be affected hereby. After the Restatement Effective Date, all obligations of the Borrower, the Lenders, the Issuing Banks and the Administrative Agent under the Existing Credit Agreement shall become obligations of such Person hereunder and the provisions of the Existing Credit Agreement shall be superseded by the provisions hereof, it being understood that, as of the Restatement Effective Date, all the Commitments under, and as defined in, the Existing Credit Agreement shall terminate and shall be superseded by the Commitments under this Agreement (and that no Person shall have, as of the Restatement Effective Date, a Commitment except as set forth on Schedule 2.01 hereto). Each Lender hereby waives the prior notice requirement under the Existing Credit Agreement in respect of the prepayment of the Loans under, and as defined in, the Existing Credit Agreement, it being agreed that, if any such Loans shall then be outstanding, such notice may be delivered on the Restatement Effective Date. This Agreement shall not constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence repayment of any such obligations and liabilities but shall amend and restate in its entirety the Existing Credit Agreement and re-evidence the obligations of the Borrower outstanding thereunder.

108 [[8458356]] [Remainder of page intentionally left blank. Signature pages follow.]

[Signature Page to Amended and Restated Credit Agreement of Keysight Technologies, Inc.] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. KEYSIGHT TECHNOLOGIES, INC., by Name: Title:

SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT OF KEYSIGHT TECHNOLOGIES, INC. [Signature Page to Amended and Restated Credit Agreement of Keysight Technologies, Inc.] [[8458356]] Classification : Internal BNP PARIBAS, individually and as an Issuing Bank by Name: Nicolas Doche Title: Director by Name: Valentin Detry Title: Vice President

SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT OF KEYSIGHT TECHNOLOGIES, INC. [Signature Page to Amended and Restated Credit Agreement of Keysight Technologies, Inc.] BARCLAYS BANK PLC by Name: Title: Vice President Nicholas Sibayan

SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT OF KEYSIGHT TECHNOLOGIES, INC. [Signature Page to Amended and Restated Credit Agreement of Keysight Technologies, Inc.] NAME OF LENDER (with any Lender that is an Issuing Bank also executing and delivering in its capacity as an Issuing Bank): ________________________________________ by Name: Title: For any Lender requiring a second signature block: by Name: Title: JPMORGAN CHASE BANK, N.A. Ryan Zimmerman Executive Director

SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT OF KEYSIGHT TECHNOLOGIES, INC. MUFG BANK, LTD., as a Lender by Name: Eric Enberg Title: Director

[[8458796]] SCHEDULE 2.01 COMMITMENTS Lender Commitment Citibank, N.A. US$130,000,000 Bank of America, N.A. US$130,000,000 BNP Paribas US$130,000,000 Barclays Bank PLC US$90,000,000 JPMorgan Chase Bank, N.A. US$90,000,000 MUFG Bank, Ltd. US$90,000,000 Wells Fargo Bank, National Association US$90,000,000 TOTAL: US$750,000,000

[[8458796]] SCHEDULE 2.05 LC COMMITMENTS Issuing Bank LC Commitment Citibank, N.A. US$15,000,000 Bank of America, N.A. US$15,000,000 BNP Paribas US$15,000,000 TOTAL: US$45,000,000

[[8458796]] SCHEDULE 6.01 EXISTING SUBSIDIARY INDEBTEDNESS None.

SCHEDULE 6.02

EXISTING LIENS

| **Entity with Liens** | **Amount** | **Remarks** |
|---|---|---|
| Keysight Technologies Israel 1999 Ltd. | ILS 8.6M (~USD2.8M) | Leumi Bank. For credit line for bank guarantees.  Liens on current property and assets. |
| Keysight Technologies UK Limited | GBP 11.4M (~USD 15.6M) | KT UK Pension trustees has a fixed charged on KT UK escrow account with BNY Mellon |
| ESI Software (India) Private Ltd. | INR 1.7M (~USD 18K) | Lien on fixed deposit |

[[8458796]]

A-1 [[8488273]] EXHIBIT A [FORM OF] ACCESSION AGREEMENT dated as of [●] (this “Agreement”), among [NAME OF INCREASING LENDER] (the “Increasing Lender”), KEYSIGHT TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), and CITIBANK, N.A., as Administrative Agent. Reference is hereby made to the Amended and Restated Credit Agreement dated as of April 21, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Pursuant to Section 2.08(d) of the Credit Agreement, the Borrower has invited the Increasing Lender, and the Increasing Lender desires, to become a party to the Credit Agreement and to assume the obligations of a Lender thereunder. The Increasing Lender is entering into this Agreement in accordance with the provisions of the Credit Agreement in order to become a Lender thereunder. Accordingly, the Increasing Lender, the Borrower and the Administrative Agent agree as follows: SECTION 1. Accession to the Credit Agreement. (a) The Increasing Lender, as of the Effective Date (as defined below), hereby accedes to the Credit Agreement and shall thereafter have all rights, benefits and privileges accorded to, and be subject to all obligations of, a Lender under the Credit Agreement. (b) The Commitment of the Increasing Lender shall equal to, as of the Effective Date, the amount set forth opposite its signature hereto. SECTION 2. Representations and Warranties, Agreements of Increasing Lender, etc. The Increasing Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement and (ii) as of the Effective Date, it meets the requirements of the definition of Eligible Assignee; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, independently and without reliance on the Administrative Agent, any Arranger, any other Lender or any of their respective Related Parties; (c) agrees that it will independently and without reliance on the Administrative Agent, any Arranger, any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; and (d) agrees that it will perform, in accordance with the terms of the Credit Agreement, all the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.

A-2 [[8488273]] SECTION 3. Effectiveness. This Agreement shall become effective as of [●] (the “Effective Date”), subject to the Administrative Agent’s receipt of (a) counterparts of this Agreement duly executed on behalf of the Increasing Lender and the Borrower, (b) evidence of approval of the Increasing Lender by each Issuing Bank, (c) the documents required to be delivered by the Borrower under the penultimate sentence of Section 2.08(d) of the Credit Agreement, (d) an Administrative Questionnaire duly completed by the Increasing Lender and (e) if the Increasing Lender is a U.S. Person, executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax, and if the Increasing Lender is a Foreign Lender, any documentation required to be delivered by it pursuant to Section 2.17 of the Credit Agreement. SECTION 4. Counterparts; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by electronic image scan transmission shall be effective as delivery of a manually executed counterpart of this Agreement. (b) The words “execution”, “signed”, “signature” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. SECTION 5. Governing Law. This Agreement, and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise and whether in law or in equity) arising out of or relating to this Agreement or the transactions contemplated hereby, shall be construed in accordance with and governed by the law of the State of New York. SECTION 6. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the Increasing Lender shall be given to it at the address set forth in its Administrative Questionnaire. SECTION 8. Incorporation by Reference. The provisions of Sections 9.09(b), 9.09(c), 9.10 and 9.11 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as though set forth in full herein.

[Signature Page to Accession Agreement] [[8488273]] IN WITNESS WHEREOF, the Increasing Lender, the Borrower and the Administrative Agent have duly executed this Agreement as of the day and year first above written.1 Commitment [INCREASING LENDER], US$[ ] By: Name: Title: KEYSIGHT TECHNOLOGIES, INC., By: Name: Title: CITIBANK, N.A., as Administrative Agent, By: Name: Title: 1 The Increasing Lender shall have received the prior written approval of each Issuing Bank.

B-1 [[8488273]] EXHIBIT B [FORM OF] ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date (as defined below) and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions referred to below and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (a) all the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the credit facility provided for under the Credit Agreement (including any Letters of Credit included in such credit facility) and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity, related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: 2. Assignee: [and is an Affiliate/Approved Fund of [Identify Lender]]2 3. Borrower: Keysight Technologies, Inc. 4. Administrative Agent: Citibank, N.A. 5. Credit Agreement: The Amended and Restated Credit Agreement dated as of April 21, 2026, among Keysight Technologies, Inc., the Lenders parties thereto and 2 Select as applicable.

B-2 [[8488273]] Citibank, N.A., as Administrative Agent, as amended, amended and restated, supplemented or otherwise modified from time to time. 6. Assigned Interest: Aggregate Amount of Commitments/Loans of all Lenders Principal Amount of the Commitment Assigned3 Principal Amount of Outstanding Loans Assigned4 Commitment Assigned as a Percentage of Aggregate Commitments5 US$/[Currency] US$[ ] US$/[Currency] [ ]% Effective Date: ________ __, 20__ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR]. The Assignee, if not already a Lender, agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI about the Borrower, the Subsidiaries and their securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws. 3 Must comply with the minimum assignment amounts set forth in Section 9.04 of the Credit Agreement. 4 Must comply with the minimum assignment amounts set forth in Section 9.04 of the Credit Agreement. 5 Set forth, to at least 9 decimals, as a percentage of the aggregate Commitments of all Lenders.

[Signature Page to Assignment and Assumption] [[8488273]] The terms set forth above are hereby agreed to: [Consented to and]6 Accepted: _____________, as Assignor, CITIBANK, N.A., as Administrative Agent and Issuing Bank, By: Name: Title: By: Name: Title: _____________, as Assignee, 7 Consented to: [KEYSIGHT TECHNOLOGIES, INC., By: Name: Title: By: Name: Title:]8 BNP PARIBAS, as an Issuing Bank, By: Name: Title: BANK OF AMERICA, N.A., as an Issuing Bank, By: Name: Title: 6 No consent of the Administrative Agent is required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund. 7 The Assignee must deliver to the Borrower all applicable Tax forms required to be delivered by it under Section 2.17(f) of the Credit Agreement. 8 No consent of the Borrower is required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or, if an Event of Default under clause (a), (b), (h) or (i) of Article VII of the Credit Agreement has occurred and is continuing, for any other assignment.

B-1-1 [[8488273]] ANNEX 1 TO ASSIGNMENT AND ASSUMPTION STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, other than statements made by it herein, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document, (iii) the financial condition of the Borrower, any of its Subsidiaries or other Affiliates or any other Person obligated in respect of the Credit Agreement, (iv) any requirements under applicable law for the Assignee to become a Lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by the Borrower, any of its Subsidiaries or other Affiliates or any other Person of any of their respective obligations under the Credit Agreement or any other Loan Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest independently and without reliance on the Administrative Agent, any Arranger, the Assignor, any other Lender or any of their respective Related Parties, (vi) if it is a Lender that is a U.S. Person, attached hereto is an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Arranger, the Assignor, any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit

B-1-2 [[8488273]] Agreement, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts (and by different parties hereto on different counterparts), which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by electronic image scan transmission, including the use of any electronic signatures complying with the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by and construed in accordance with the law of the State of New York.

C-1 [[8488273]] EXHIBIT C [FORM OF] BORROWING REQUEST Citibank, N.A., as Administrative Agent Attention: Agency Operations One Penns Way, Building 2 New Castle, Delaware 19720 usagencyservicing@citi.com [Date] Ladies and Gentlemen: Reference is made to the Amended and Restated Credit Agreement dated as of April 21, 2026 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Keysight Technologies, Inc., the Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement. This notice constitutes a Borrowing Request and the Borrower hereby gives notice, pursuant to Section 2.03 of the Credit Agreement, that it requests a Borrowing under the Credit Agreement, and in connection therewith the Borrower specifies the following information with respect to such Borrowing as required by Section 2.03 of the Credit Agreement: (i) the currency and aggregate principal amount of the Borrowing is ________9; (ii) the date of the Borrowing (which must be a Business Day) is ________; (iii) the Type of Loans initially comprising the Borrowing is ________10; (iv) the initial Interest Period applicable to the Borrowing is ______ month[s]11; and 9 Specify US Dollars, Canadian Dollars, Euro, Sterling or Yen. If no election as to the currency of the Borrowing is specified, then the requested Borrowing shall be in US Dollars. The requested aggregate principal amount must meet the minimum and multiple requirements set forth in Section 2.02 of the Credit Agreement. 10 Specify in accordance with Section 2.03(c) of the Credit Agreement. If no election as to the Type of Borrowing denominated in US Dollars is specified, then the requested Borrowing shall be an ABR Borrowing. 11 For Term Benchmark Borrowings only. Shall be subject to the definition of “Interest Period” in the Credit Agreement and can be a period of one, three or (other than in the case of Term CORRA Borrowings) six months or, with the consent of each Lender, another period. If no Interest Period is specified, then the requested Borrowing shall be one month.

[Signature Page to Borrowing Request] [[8488273]] (v) [the Borrowing is to be credited to the Borrower at [NAME OF BANK], Account #[ ]] [Issuing Bank(s): ] 12. Very truly yours, KEYSIGHT TECHNOLOGIES, INC. by Name: Title: 12 For any ABR Borrowing requested to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) of the Credit Agreement, specify the Issuing Bank that made such LC Disbursement.

D-1 [[8488273]] EXHIBIT D [FORM OF] INTEREST ELECTION REQUEST Citibank, N.A., as Administrative Agent Attention: Agency Operations One Penns Way, Building 2 New Castle, Delaware 19720 usagencyservicing@citi.com [Date] Ladies and Gentlemen: Reference is made to the Amended and Restated Credit Agreement dated as of April 21, 2026 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Keysight Technologies, Inc., the Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement. This notice constitutes an Interest Election Request and the Borrower hereby gives notice, pursuant to Section 2.07 of the Credit Agreement, that it requests to convert or extend an existing Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such conversion or extension requested hereby: 1. Borrowing to which this request applies: Aggregate Principal Amount and Currency: ______________________________ Type: _______________________________ Interest Period13: _______________________________ 2. Effective date of this election14: _______________________________ 3. Resulting Borrowing[s]15 Aggregate Principal Amount and Currency16: ____________________________ 13 In the case of a Term Benchmark Borrowing, specify the last day of the current Interest Period therefor. 14 Must be a Business Day. 15 If different options are being elected with respect to different portions of the Borrowing specified in item 1 above, provide the information required by this item 3 for each resulting Borrowing. Each resulting Borrowing shall be in an aggregate amount that is an integral multiple of, and not less than, the amount specified for a Borrowing in Section 2.02(c) of the Credit Agreement. 16 Indicate the principal amount of the resulting Borrowing and the percentage of the Borrowing in item 1 above.

[Signature Page to Interest Election Request] [[8488273]] Type17: _______________________________ Interest Period18: _______________________________ Very truly yours, KEYSIGHT TECHNOLOGIES, INC. by Name: Title: 17 Must comply with Section 2.03(c) of the Credit Agreement. 18 For Term Benchmark Borrowings only. Shall be subject to the definition of “Interest Period” in the Credit Agreement and can be a period of one, three or (other than in the case of Term CORRA Borrowings) six months or, with the consent of each Lender, another period. If no Interest Period is specified, then the requested Borrowing shall be one month.

E-1 [[8488273]] EXHIBIT E [FORM OF] MATURITY DATE EXTENSION REQUEST Citibank, N.A., as Administrative Agent Attention: Agency Operations One Penns Way, Building 2 New Castle, Delaware 19720 usagencyservicing@citi.com [Date] Extension of Maturity Date Ladies and Gentlemen: Reference is made to the Amended and Restated Credit Agreement dated as of April 21, 2026 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Keysight Technologies, Inc., the Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. In accordance with Section 2.09 of the Credit Agreement, the undersigned hereby requests an extension of the Maturity Date from [●] to [●]. Very truly yours, KEYSIGHT TECHNOLOGIES, INC., By: Name: Title:

F-1-1 [[8488273]] EXHIBIT F-1 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of April 21, 2026 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Keysight Technologies, Inc., a Delaware corporation (the “Borrower”), each Lender from time to time party thereto and Citibank, N.A., as Administrative Agent. Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: _______ __, 20[ ]

F-2-1 [[8488273]] EXHIBIT F-2 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of April 21, 2026 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Keysight Technologies, Inc., a Delaware corporation (the “Borrower”), each Lender from time to time party thereto and Citibank, N.A., as Administrative Agent. Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: _______ __, 20[ ]

F-3-1 [[8488273]] EXHIBIT F-3 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of April 21, 2026 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Keysight Technologies, Inc., a Delaware corporation (the “Borrower”), each Lender from time to time party thereto and Citibank, N.A., as Administrative Agent. Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: _______ __, 20[ ]

F-4-1 [[8488273]] EXHIBIT F-4 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of April 21, 2026 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Keysight Technologies, Inc., a Delaware corporation (the “Borrower”), each Lender from time to time party thereto and Citibank, N.A., as Administrative Agent. Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: _______ __, 20[ ]